UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04980

TCW Strategic Income Fund, Inc.

(Exact name of registrant as specified in charter)

865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017

(Address of principal executive offices)

Meredith S. Jackson, Esq.

Senior Vice President, General Counsel and Secretary

865 South Figueroa Street, Suite 1800

Los Angeles, CA 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (213) 244-0000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2022

Item 1.	Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”):

TCW Strategic Income Fund, Inc.

To Our Valued Shareholders

David Lippman President, Chief Executive Officer and Director

To the shareholders of the TCW Strategic Income Fund:

Executive Summary

TCW is pleased to present the 2022 semi-annual report for the TCW Strategic Income Fund (“TSI” or the “Fund”). TSI is a multi-asset class closed-end fund managed by TCW Investment Management Company and is listed on the New York Stock Exchange under the ticker TSI. For the first half of 2022, shares of TSI fell by 14.45%% while the Fund’s net asset value (i.e., returns of the underlying assets) fell by 7.42%. The Fund’s six-month price-based return was below the NAV-based return, as the share price moved from a premium to NAV of 1.4% at the start of the period to a 6.4% discount by June 30, 2022.

Over the past four quarters, the Fund paid dividends of 5.5 cents per share each quarter, as well as a short- and a long-term capital gains distribution of 4.02 cents per share and 7.77 cents per share, respectively, and a special cash payment of 2.90 cents per share. This represents an annualized rate of approximately 37 cents per share, contributing to a realized 12-month trailing yield of approximately 7.6%, as of 6/30/2022. As yield is a function of a number of parameters, the go-forward yield of TSI will likely differ from the trailing figure.

As a reminder, TSI’s original blended benchmark1, which dated back to the inception of the Fund when it was envisioned to be a (predominantly) convertibles fund, was replaced with the income-oriented benchmark of Bloomberg 3-Month U.S. Treasury Bellwethers Index + 400bps effective March 1, 2022. The management team believes that since TSI is now run as a multi-sector, primarily fixed income fund, the original blended benchmark had lost its relevance, and the new benchmark is more appropriate.

Fund Performance (%)

		Annualized Total Return as of June 30, 2022
	YTD	1 Year	3 Year	5 Year	10 Year	Since 3/1/06(2)	Since 3/5/87(3)
Price-Based Return	-14.45	-12.84	0.02	3.09	5.44	8.48	7.59
NAV-Based Return	-7.42	-7.32	1.72	3.18	5.59	7.64	7.89
Bloomberg 3-Month U.S. Treasury Bellwethers Index + 400 bps(1)	2.13	4.17	4.66	5.16	4.68	5.17	N/A
TSI Custom Benchmark(2)	-14.13	-12.30	2.89	4.26	5.36	5.70	N/A

(1)	Benchmark changed to the Bloomberg 3-Month U.S. Treasury Bellwethers Index + 400 bps effective 3/1/2022.
(2)	History prior to 3/1/2022 is a blend of 45% Bloomberg U.S. Aggregate Bond Index, 25% FTSE High Yield Cash Pay Index, 15% S&P 500 with Income, 15% ICE BofA U.S. Convertibles Index, rebalanced monthly.
(3)	The date on which the Fund’s investment objective changed to a multi-asset class fund. Prior to this date, the Fund primarily invested in convertible securities.
(4)	Inception date of the Fund.

Past performance is no guarantee of future results. Current performance may be lower or higher than that quoted. The market value and net asset value of the Fund’s shares will fluctuate with market conditions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions. You should not draw any conclusions about the Fund’s performance from the amount of the quarterly distribution or from the terms of the Fund’s distribution policy.

Management Commentary

For a Fed long in practice of reacting dovishly to quell asset market volatility rather than hawkishly to stem upward consumer prices, the past year-plus has been a dramatic turn. From calming proclamations last summer that inflationary pressures were transitory effects of an awakening economy, Chair Powell’s monetary authority finds itself in an aggressive tightening mode, with a fervor unnecessary since 1994, as persistently climbing prices have proven beyond “talking down”. While it’s not necessarily the three straight meetings that have ended with hikes that are indicative of alacrity, it’s that the latest two came with 50 and 75 basis point bumps, respectively, to the reference rate, the latter deemed a “surprise” by Fed watchers. Punctuating the circumstances, global central banks are synchronized in their tightening, leaving few, if any, havens. Examining the details, headline U.S. CPI (Consumer Price Index) came in at 8.6% year-over-year through May, as pre-pandemic price stability has given way to a fusion of supply chain disruption, stimulus-driven demand surges and structural shifts such as de-globalization. Treasury rates shot higher, led by shorter maturities as investors started to price a heavily front-loaded rate-hiking regime (the 1-Year Treasury yield was up 117 bps in the second quarter and 239 bps year-to-date). Out the curve, the 10-Year yield in mid-June neared 3.5%, its highest since 2011, before settling back to 3% on growth concerns over the Fed’s impact on the economy (more on that below). Across markets, unsurprisingly, prices reacted adversely with equities, as proxied by the S&P 500, tumbling 16% for the quarter en route to a decades-worst 20% first-half decline. Summing it up back to the end-investor, the combination of rising prices, negative headlines, increasingly unaffordable homes, mounting interest rates, and falling equities has made consumers the most pessimistic in some 40-plus years.

Higher Treasury yields translated to negative returns for fixed income, reflected in a 4.7% loss for the Bloomberg U.S. Aggregate Bond Index (the “Index”) in the second quarter and a 10.4% setback in 2022’s first six months. Underlying the second quarter result, corporates were down 7.3% in the face of the tightening Fed and margin compression due to higher costs, while the year-to-date loss amounted to 14.4%, the sector’s worst first half on record. Long corporates, owing to duration, endured a steeper decline of 22.8% year-to-date. Waning risk appetites took a toll on levered credits and high yield bonds fell 9.8% in the second quarter on widened yield spreads. Notably, however, the high yield market saw a shift in underperformance from higher-quality bonds, which had been tapped for liquidity earlier in the year, to the most levered borrowers as investors focused on impairment potential and default. CCC’s were down 13% in the latest quarter, versus an 8.4% decline for BB-bonds. Securitized issues were weighed down by agency mortgage-backed securities (MBS), which fell over 4% in the second quarter (98 bps of negative excess return) given pressure from higher rates, rising volatility and fears of outright Fed sales. Non-agency MBS prices weakened as well, particularly for tranches that sit lower in the capital structure, though strong home price appreciation in recent years and ongoing loan amortization provide an equity buffer for these securities, mitigating risks. Meanwhile, the commercial mortgage-backed securities market has become increasingly bifurcated, as non-agency collateral-backed CMBS fell 3.2% and trailed duration-matched Treasuries by 108 bps for the quarter, while agency CMBS fared better with a 2.4% loss and outperforming Treasuries. The year-to-date experience has been similar, with non-agency CMBS trailing Treasuries by 175 bps while agency MBS delivered 12 bps of positive excess return. Finally, asset-backed securities (ABS) was one of the better-performing fixed income sectors with a loss of 0.9% for the quarter and 3.8% for the first half of the year, though the potential for consumer stress has been recently reflected in wider spreads.

The Economy and Market Ahead

Challenging year-to-date performance aside, there is the appeal of nearly 200 basis points more yield to the Index at June month-end versus the start of 2022 and that bodes well for improved return prospects. Uncertainty over effects of tighter monetary policy, inflation and geopolitical tensions renders the market vulnerable to continued volatility and would-be opportunity. Eager to demonstrate its inflation-fighting willpower and achieve an easing in prices, expectations are that the Fed will continue lifting short rates aggressively until inflationary pressure subsides, suggesting that a recession is probable. However, because this will probably not be a recession caused by a financial crisis, but rather a more traditional type slowdown, it could look more like the 2001 experience – a longer, shallower event rather than a shorter, more extreme episode like those experienced more recently. Responsively, valuations have moved to increasingly attractive, i.e., cheapened, levels for much of the fixed income market, while increased volatility and illiquidity are creating opportunities to buy defensive, high-quality bonds at levels commensurate with the spring of 2020. In particular, investment grade credit yields are near decade highs and, illustratively, near what high yield credit offered at the start of the year. However, given a high likelihood for further volatility and increased potential for a recessionary environment, the team’s investment approach remains disciplined, steeped in relative value across sectors.

Given repriced expectations of Fed hikes and climbing Treasury yields, the duration profile of the strategy was extended, moving from 5.3 years at the start of the period to approximately 5.5 years by June 30, 2022. While long-term rates at current levels are close, or even slightly above, fair value, the team will be slow to add further to duration as there is the potential for a sizable, but likely temporary, move in rates higher. Among corporates, buy interest has increased as valuations have improved to reflect more symmetric risk/reward profiles. Banking is a preferred sector as fundamentals remain solid (good liquidity, peak margins, improved credit metrics, stable leverage ratios), while yield spread levels – i.e., compensation – are the highest since 2009. Additions have been made in this sector, among others, at attractive levels, and are expected to benefit returns as yield spreads, in time, move more in line with fundamentals. Yield spreads are likely to continue widening should the economy slow, and in that environment additions will be made in a disciplined, incremental fashion. High yield positioning has also increased selectively, though at this point, high yield spreads appear not yet compensatory enough given the myriad risks facing issuers. Further dislocation and rising yield premiums will provide compelling opportunities to layer in additional exposure. Within the securitized space, high-quality residential MBS, both agency and non-agency, continue to look attractive as recent home price appreciation provides ample cushion for homeowners and investors, even if home prices start to level off or drop somewhat. Similarly, ABS at the top-of-the-capital structure provides fair compensation given robust structures, even with the possibility of recession. CMBS has the potential for significant future volatility – specific, high-quality properties should do well, while the broader market is likely to face challenges. As a result, allocations in CMBS heavily favor single asset, single borrower CMBS where exposures can be targeted, rather than more broadly diversified issues.

Portfolio Positioning

SECTOR ALLOCATION

Asset-backed Securities (ABS)

Common Stock (CS)

Corporate Bonds (CB)

Foreign Government Bonds (FGB)

Money Market Investments (MM)

Mortgage-backed Securities (MBS)

Municipal Bonds (MUNI)

Purchased Options (PO)

U.S. Treasury Securities (UST)

MBS ALLOCATION

Commercial Mortgage-backed Securities — Agency (CMBS AGENCY)

Commercial Mortgage-backed Securities — Non-agency (CMBS NON-AGENCY)

Residential Mortgage-backed Securities — Agency (RMBS AGENCY)

Residential Mortgage-backed Securities — Non-agency (RMBS NON-AGENCY)

Modest leverage can be utilized by the Fund through a Line of Credit facility, though the Fund did not use any of the available $70 million commitment during the semi-annual period that ended June 30, 2022. Leverage is used when market opportunity is abundant and management deems the use of leverage accretive to returns.

We greatly appreciate your investment in the Fund and your continuing support of TCW. If you have any additional questions or comments, we invite you to visit our website at www.tcw.com or contact our shareholder services department at 1-866-227-8179, or contact@tcw.com.

Sincerely,

David Lippman

President, Chief Executive Officer and Director

The views expressed in this report reflect those of the Fund’s Advisor as of the date this is written and may not reflect its views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding the Fund’s investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. To the extent this report contains forward-looking statements, unforeseen circumstances may cause actual results to differ materially from the views expressed as of the date this is written.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited)	June 30, 2022

Issues	Maturity Date	Principal Amount	Value

FIXED INCOME SECURITIES — 101.6% of Net Assets

ASSET-BACKED SECURITIES — 16.9%

Allegro CLO XII, Ltd. (20-1A-B)

2.80% (3 mo. USD LIBOR + 1.700%) (1),(2)	01/21/32	$475,000	$457,140

AMSR Trust (20-SFR1-I)

8.19% (1)	04/17/37	685,000	683,180

AMSR Trust (20-SFR2-F)

5.25% (1)	07/17/37	1,375,000	1,336,092

AMSR Trust (20-SFR3-E1)

2.56% (1)	09/17/37	1,000,000	915,233

Apidos CLO XXXVII (21-37A-B)

2.74% (3 mo. USD LIBOR + 1.600%) (1),(2)	10/22/34	725,000	680,340

Bayview Commercial Asset Trust (03-2-A)

2.49% (1 mo. USD LIBOR + 0.870%) (1),(2)	12/25/33	166,246	163,453

Bayview Commercial Asset Trust (04-2-A)

2.27% (1 mo. USD LIBOR + 0.645%) (1),(2)	08/25/34	193,290	192,008

Bayview Commercial Asset Trust (04-3-A1)

2.18% (1 mo. USD LIBOR + 0.555%) (1),(2)	01/25/35	96,494	95,935

Blackrock Rainier CLO VI, Ltd. (21-6A-A)

2.76% (3 mo. USD LIBOR + 1.700%) (1),(2)	04/20/33	700,000	681,006

BMO SBA COOF Trust (19-1-A) (I/O)

1.62% (1),(3)	10/25/45	6,569,691	364,553

Brazos Higher Education Authority, Inc. (10-1-A2)

2.72% (3 mo. USD LIBOR + 1.200%) (2)	02/25/35	2,200,000	2,166,570

Carvana Auto Receivables Trust (20-P1-R)

0.00% (1),(4)	09/08/27	2,000	407,893

Carvana Auto Receivables Trust (21-N3-R)

0.00% (1),(4)	06/12/28	2,200	808,040

Carvana Auto Receivables Trust (22-N1-R)

0.00% (1),(4)	12/11/28	4,700	825,869

Carvana Auto Receivables Trust (22-P-2R)

0.00% (1)	05/10/29	3,700	628,852

Carvana Auto Receivables Trust (22-P1-R)

0.00% (1),(4)	01/10/29	2,200	806,311

Cedar Funding XII CLO, Ltd. (20-12A-A1R)

2.31% (3 mo. USD LIBOR + 1.130%) (1),(2)	10/25/34	1,375,000	1,325,625

CIFC Funding, Ltd. (18-1A-SUB)

0.00% (1),(3)	04/18/31	650,000	354,987

CIFC Funding, Ltd. (22-2A-INCB)

0.00% (1),(3)	04/19/35	685,000	564,485

CIT Education Loan Trust (07-1-A)

2.29% (3 mo. USD LIBOR + 0.090%) (1),(2)	03/25/42	475,294	443,806

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (Continued)

COOF Securitization Trust II (15-2-A1)

(I/O) 3.10% (1),(3)	08/25/41	$3,152,952	$212,268

CoreVest American Finance Trust (19-1-XA)

(I/O) 2.35% (1),(3)	03/15/52	815,620	34,265

CoreVest American Finance Trust (20-1-A2)

2.30% (1)	03/15/50	470,000	411,645

CoreVest American Finance Trust (20-3-XA)

(I/O) 3.86% (1),(3)	08/15/53	1,315,300	135,259

CoreVest American Finance Trust (20-3-XB)

(I/O) 2.80% (1),(3)	08/15/53	1,650,000	203,066

Dryden 85 CLO, Ltd. (20-85A-AR)

2.19% (3 mo. USD LIBOR + 1.150%) (1),(2)	10/15/35	1,375,000	1,327,439

Eaton Vance CLO, Ltd. (20-1A-AR)

2.21% (3 mo. USD LIBOR + 1.170%) (1),(2)	10/15/34	850,000	821,143

Education Loan Asset-Backed Trust I (13-1-A2)

2.42% (1 mo. USD LIBOR + 0.800%) (1),(2)	04/26/32	832,149	824,773

EFS Volunteer No 2 LLC (12-1-A2)

2.97% (1 mo. USD LIBOR + 1.350%) (1),(2)	03/25/36	807,453	809,859

FirstKey Homes Trust (21-SFR3-E1)

2.99% (1)	12/17/38	1,173,000	1,029,761

Global SC Finance II SRL (14-1A-A2)

3.09% (1)	07/17/29	90,550	88,482

Goal Capital Funding Trust (06-1-B)

1.97% (3 mo. USD LIBOR + 0.450%) (2)	08/25/42	165,907	150,978

Harvest Commercial Capital Loan Trust (19-1-A)

3.29% (1),(3)	09/25/46	376,899	363,419

HPS Loan Management, Ltd. (0A-16-A1RR)

2.20% (3 mo. USD LIBOR + 1.140%) (1),(2)	04/20/34	875,000	847,599

ITE Rail Fund Levered LP (21-1A-A)

2.25% (1)	02/28/51	393,324	349,565

J.G. Wentworth XXXVIII LLC (17-1A-A)

3.99% (1)	08/16/60	198,526	189,654

Magnetite VII, Ltd. (12-7A-A1R2)

1.84% (3 mo. USD LIBOR + 0.800%) (1),(2)	01/15/28	387,433	381,739

Nelnet Student Loan Trust (14-4A-A2)

2.57% (1 mo. USD LIBOR + 0.950%) (1),(2)	11/25/48	575,000	561,470

Neuberger Berman Loan Advisers CLO, Ltd. (21-43A-A)

2.17% (3 mo. USD LIBOR + 1.130%) (1),(2)	07/17/35	800,000	769,016

North Carolina State Education Assistance Authority (11-1-A3)

2.08% (3 mo. USD LIBOR + 0.900%) (2)	10/25/41	1,155,998	1,156,041

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (Continued)

OCP CLO, Ltd. (21-21A-B)

2.76% (3 mo. USD LIBOR + 1.700%) (1),(2)	07/20/34	$400,000	$377,902

OHA Credit Funding 7, Ltd. (20-7A-AR)

2.15% (SOFR + 1.300%)(1),(2)	02/24/37	1,400,000	1,361,745

Palmer Square CLO, Ltd. (18-1A-A1)

2.07% (3 mo. USD LIBOR + 1.030%) (1),(2)	04/18/31	600,000	588,630

Park Avenue Institutional Advisers CLO, Ltd. (21-1A-A2)

2.81% (3 mo. USD LIBOR + 1.750%) (1),(2)	01/20/34	420,000	398,328

Progress Residential Trust (21-SFR7-E2)

2.64% (1)	08/17/40	1,451,000	1,158,449

Progress Residential Trust (21-SFR8-G)

4.01% (1)	10/17/38	1,450,000	1,257,601

Progress Residential Trust (21-SFR9-E1)

2.81% (1)	11/17/40	1,707,000	1,362,979

Regata XII Funding, Ltd. (19-1A-BR)

2.64% (3 mo. USD LIBOR + 1.600%) (1),(2)	10/15/32	725,000	691,578

Rockford Tower CLO, Ltd. (20-1A-D)

4.81% (3 mo. USD LIBOR + 3.750%) (1),(2)	01/20/32	900,000	849,347

Scholar Funding Trust (12-B-A2)

2.73% (1 mo. USD LIBOR + 1.100%) (1),(2)	03/28/46	582,878	575,870

SLC Student Loan Trust (04-1-B)

1.70% (3 mo. USD LIBOR + 0.290%) (2)	08/15/31	216,222	200,224

SLC Student Loan Trust (06-1-B)

2.04% (3 mo. USD LIBOR + 0.210%) (2)	03/15/55	300,023	276,613

SLM Student Loan Trust (04-2-B)

1.65% (3 mo. USD LIBOR + 0.470%) (2)	07/25/39	258,775	247,305

SLM Student Loan Trust (05-9-B)

1.48% (3 mo. USD LIBOR + 0.300%) (2)	01/25/41	318,109	298,910

SLM Student Loan Trust (07-6-B)

2.03% (3 mo. USD LIBOR + 0.850%) (2)	04/27/43	126,205	121,913

SLM Student Loan Trust (07-7-B)

1.93% (3 mo. USD LIBOR + 0.750%) (2)	10/27/70	150,000	137,215

SLM Student Loan Trust (08-2-B)

2.38% (3 mo. USD LIBOR + 1.200%) (2)	01/25/83	225,000	203,487

SLM Student Loan Trust (08-3-B)

2.38% (3 mo. USD LIBOR + 1.200%) (2)	04/26/83	225,000	207,232

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (Continued)

SLM Student Loan Trust (08-4-B)

3.03% (3 mo. USD LIBOR + 1.850%) (2)	04/25/73	$515,000	$504,833

SLM Student Loan Trust (08-5-B)

3.03% (3 mo. USD LIBOR + 1.850%) (2)	07/25/73	260,000	257,570

SLM Student Loan Trust (08-6-B)

3.03% (3 mo. USD LIBOR + 1.850%) (2)	07/26/83	225,000	210,729

SLM Student Loan Trust (08-7-B)

3.03% (3 mo. USD LIBOR + 1.850%) (2)	07/26/83	305,000	283,017

SLM Student Loan Trust (08-8-B)

3.43% (3 mo. USD LIBOR + 2.250%) (2)	10/25/75	260,000	260,430

SLM Student Loan Trust (08-9-B)

3.43% (3 mo. USD LIBOR + 2.250%) (2)	10/25/83	260,000	259,053

SLM Student Loan Trust (13-M1-M1R)

0.00% (1),(4)	10/28/29	1,000	605,978

Stratus CLO, Ltd. (21-3A)

1.00% (1),(3)	12/29/29	750,000	648,134

Structured Receivables Finance LLC (10-A-B)

7.61% (1)	01/16/46	504,658	522,469

Structured Receivables Finance LLC (10-B-B)

7.97% (1)	08/15/36	323,292	346,089

Student Loan Consolidation Center (02-2-B2)

1.65% (28 day Auction Rate) (1),(2)	07/01/42	1,050,000	968,118

TRESTLES CLO V, Ltd. (21-5A-A1)

2.23% (3 mo. USD LIBOR + 1.170%) (1),(2)	10/20/34	525,000	508,337

Tricon American Homes Trust (17-SFR2-E)

4.22% (1)	01/17/36	1,350,000	1,333,543

Total Asset-backed Securities

(Cost: $43,128,159)			41,592,447

MORTGAGE-BACKED SECURITIES — 48.0%

Commercial Mortgage-backed Securities — Agency — 1.6%

Fannie Mae, Pool #AN3542

3.41%	11/01/46	1,098,765	1,022,950

Fannie Mae (16-M11-X2) (ACES) (I/O)

2.96% (3)	07/25/39	1,304,054	34,352

Fannie Mae (19-M29-X4) (ACES) (I/O)

0.70% (3)	03/25/29	7,900,000	273,212

Freddie Mac Multifamily Structured Pass Through Certificates (K023-X3) (I/O)

1.73% (3)	10/25/40	12,555,000	34,428

Freddie Mac Multifamily Structured Pass Through Certificates (K032-X3) (I/O)

1.71% (3)	10/25/41	4,020,000	62,358

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

June 30, 2022

Issues	Maturity Date	Principal Amount	Value

Commercial Mortgage-backed Securities — Agency (Continued)

Freddie Mac Multifamily Structured Pass Through Certificates (K039-X3) (I/O)

2.18% (3)	08/25/42	$3,110,000	$150,750

Freddie Mac Multifamily Structured Pass Through Certificates (K735-X3) (I/O)

2.23% (3)	05/25/47	3,750,000	267,289

Freddie Mac Multifamily Structured Pass Through Certificates (Q013-XPT2) (I/O)

1.81% (3)	05/25/27	2,885,990	83,880

Freddie Mac Multifamily Structured Pass-Through Certificates (19-P002-X) (I/O)

1.14% (3)	07/25/33	1,295,000	117,876

Freddie Mac Multifamily Structured Pass-Through Certificates (K021-X3) (I/O)

2.36% (3)	07/25/40	1,037,073	41

Freddie Mac Multifamily Structured Pass-Through Certificates (K022-X3) (I/O)

1.85% (3)	08/25/40	2,500,000	6,728

Freddie Mac Multifamily Structured Pass-Through Certificates (K025-X3) (I/O)

1.80% (3)	11/25/40	5,400,000	24,168

Freddie Mac Multifamily Structured Pass-Through Certificates (K027-X3) (I/O)

1.76% (3)	01/25/41	4,095,000	33,441

Freddie Mac Multifamily Structured Pass-Through Certificates (K031-X1) (I/O)

0.29% (3)	04/25/23	53,816,350	67,198

Freddie Mac Multifamily Structured Pass-Through Certificates (K031-X3) (I/O)

1.72% (3)	07/25/41	4,500,000	55,845

Freddie Mac Multifamily Structured Pass-Through Certificates (K034-X1) (I/O)

0.17% (3)	07/25/23	25,913,372	21,833

Freddie Mac Multifamily Structured Pass-Through Certificates (K040-X3) (I/O)

2.11% (3)	11/25/42	4,875,000	208,896

Freddie Mac Multifamily Structured Pass-Through Certificates (K049-X3) (I/O)

1.60% (3)	10/25/43	2,330,000	100,761

Freddie Mac Multifamily Structured Pass-Through Certificates (K060-X3) (I/O)

1.96% (3)	12/25/44	2,500,000	183,539

Freddie Mac Multifamily Structured Pass-Through Certificates (K722-X1) (I/O)

1.45% (3)	03/25/23	12,341,616	61,881

Freddie Mac Multifamily Structured Pass-Through Certificates (K726-X1) (I/O)

1.03% (3)	04/25/24	10,845,442	122,312

Freddie Mac Multifamily Structured Pass-Through Certificates (K728-X3) (I/O)

2.02% (3)	11/25/45	3,455,000	146,758

Issues	Maturity Date	Principal Amount	Value

Commercial Mortgage-backed Securities — Agency (Continued)

Freddie Mac Multifamily Structured Pass-Through Certificates (K732-X3) (I/O)

2.25% (3)	05/25/46	$2,400,000	$140,536

Freddie Mac Multifamily Structured Pass-Through Certificates (KC05-X1) (I/O)

1.34% (3)	06/25/27	7,935,948	286,010

Freddie Mac Multifamily Structured Pass-Through Certificates (KIR1-X) (I/O)

1.19% (3)	03/25/26	8,317,507	276,446

Freddie Mac Multifamily Structured Pass-Through Certificates (KW01-X3) (I/O)

4.22% (3)	03/25/29	690,000	84,619

Freddie Mac Multifamily Structured Pass-Through Certificates (Q010-XPT2) (I/O)

0.36%	08/25/24	2,250,953	9,384

Ginnie Mae (12-139-IO) (I/O)

0.71% (3)	02/16/53	1,437,692	32,332

Ginnie Mae (13-52-IO) (I/O)

0.10% (3)	02/16/55	7,077,078	16,489

Ginnie Mae (09-114-IO) (I/O)

0.02% (3)	10/16/49	5,074,160	290

Ginnie Mae (10-148-IO) (I/O)

0.29% (3)	09/16/50	5,141,520	53,862

Ginnie Mae (11-105-IO) (I/O)

0.00% (3)	09/16/51	4,266,269	6

Ginnie Mae (11-152-IO) (I/O)

0.03% (3)	08/16/51	1,508,842	673

Ginnie Mae (12-4-IO) (I/O)

0.00% (3)	05/16/52	3,498,769	35

Ginnie Mae (14-103-IO) (I/O)

0.20% (3)	05/16/55	2,190,927	20,809

Ginnie Mae (14-125-IO) (I/O)

0.94% (3)	11/16/54	1,725,615	52,698

Total Commercial Mortgage-backed Securities — Agency

(Cost: $8,835,111)			4,054,685

Commercial Mortgage-backed Securities — Non-Agency — 6.8%

BBCMS Mortgage Trust (17-C1-XA) (I/O)

1.60% (3)	02/15/50	3,728,232	189,402

BBCMS Mortgage Trust (20-BID-D)

5.95% (1 mo. USD LIBOR+4.630%) (1),(2)	10/15/37	705,000	700,362

BCRR Trust (16-FRR3-E)

2.74% (-1 mo. USD LIBOR+18.348%) (1),(2)	05/26/26	695,789	624,152

Benchmark Mortgage Trust (19-B14-225D)

3.40% (1),(3)	12/15/62	535,000	459,244

Benchmark Mortgage Trust (20-IG3-BXC)

3.65% (1),(3)	09/15/48	555,000	473,580

BX Trust (19-OC11-A)

3.20% (1)	12/09/41	265,000	237,492

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Issues	Maturity Date	Principal Amount	Value

Commercial Mortgage-backed Securities — Non-Agency (Continued)

CALI Mortgage Trust (19-101C-A)

3.96% (1)	03/10/39	$495,000	$471,196

Citigroup Commercial Mortgage Trust (14-GC21-XD) (I/O)

1.52% (1),(3)	05/10/47	4,702,111	100,095

Citigroup Commercial Mortgage Trust (15-GC35-XA) (I/O)

0.87% (3)	11/10/48	6,399,009	126,467

Citigroup Commercial Mortgage Trust (19-PRM-X) (I/O)

1.33% (1),(3)	05/10/36	14,000,000	305,317

COMM Mortgage Trust (12-LC4-XB) (I/O)

0.49% (1),(3)	12/10/44	16,504,133	182

COMM Mortgage Trust (13-CR11-XA) (I/O)

1.07% (3)	08/10/50	9,496,605	81,588

COMM Mortgage Trust (13-CR12-XA) (I/O)

1.27% (3)	10/10/46	8,745,689	91,492

COMM Mortgage Trust (13-LC13-XA) (I/O)

1.14% (3)	08/10/46	5,788,079	47,323

COMM Mortgage Trust (14-CR18-XA) (I/O)

1.15% (3)	07/15/47	6,144,710	93,648

COMM Mortgage Trust (14-CR21-XA) (I/O)

1.00% (3)	12/10/47	16,790,394	283,717

COMM Mortgage Trust (20-CBM-XCP) (I/O)

0.72% (1),(3)	02/10/37	5,644,863	78,912

COMM Mortgage Trust (20-CX-E)

2.77% (1),(3)	11/10/46	370,000	273,173

CSMC Trust (20-FACT-F)

7.48% (1 mo. USD LIBOR + 6.157%) (1),(2)	10/15/37	1,017,000	991,040

DBWF Mortgage Trust (16-85T-A)

3.79% (1)	12/10/36	615,000	589,054

Extended Stay America Trust (21-ESH-F)

5.03% (1 mo. USD LIBOR + 3.700%) (1),(2)	07/15/38	646,024	622,670

Grace Trust (20-GRCE-F)

2.77% (1),(3)	12/10/40	376,000	248,756

Grace Trust (20-GRCE-X) (I/O)

0.39% (1),(3)	12/10/40	10,620,000	236,602

GS Mortgage Securities Corp. Trust (20-UPTN-XA) (I/O)

0.45% (1),(3)	02/10/37	3,150,000	26,435

GS Mortgage Securities Trust (11-GC3-X) (I/O)

0.00% (1),(3)	03/10/44	653,539	7

GS Mortgage Securities Trust (12-GC6-XB) (I/O)

1.04% (1),(3)	01/10/45	3,492,287	63

GS Mortgage Securities Trust (12-GCJ7-XB) (I/O)

0.17% (1),(3)	05/10/45	12,167,879	28

GS Mortgage Securities Trust (14-GC18-XB) (I/O)

0.34% (3)	01/10/47	66,563,000	211,091

Issues	Maturity Date	Principal Amount	Value

Commercial Mortgage-backed Securities — Non-Agency (Continued)

GS Mortgage Securities Trust (16-GS2-XA) (I/O)

1.90% (3)	05/10/49	$4,156,532	$217,782

Hudson Yards Mortgage Trust (19-55HY-F)

3.04% (1),(3)	12/10/41	150,000	116,695

ILPT Trust (19-SURF-A)

4.15% (1)	02/11/41	240,000	231,957

JPMBB Commercial Mortgage Securities Trust (14-C24-XA) (I/O)

1.01% (3)	11/15/47	7,391,139	104,222

JPMBB Commercial Mortgage Securities Trust (14-C21-XA) (I/O)

1.10% (3)	08/15/47	1,557,534	21,863

JPMBB Commercial Mortgage Securities Trust (14-C23-XA) (I/O)

0.75% (3)	09/15/47	9,307,162	97,158

JPMBB Commercial Mortgage Securities Trust (15-C29-XD) (I/O)

0.50% (1),(3)	05/15/48	26,458,000	324,493

JPMCC Commercial Mortgage Securities Trust (17-JP5-XA) (I/O)

1.00% (3)	03/15/50	10,816,839	302,140

JPMorgan Chase Commercial Mortgage Securities Trust (11-C3-XB) (I/O)

0.51% (1),(3)	02/15/46	51,390,869	159,435

JPMorgan Chase Commercial Mortgage Securities Trust (12-HSBC-XA) (I/O)

1.58% (1),(3)	07/05/32	4,162,217	162

JPMorgan Chase Commercial Mortgage Securities Trust (12-LC9-XA) (I/O)

1.53% (3)	12/15/47	5,406,772	14,778

JPMorgan Chase Commercial Mortgage Securities Trust (13-LC11-XA) (I/O)

1.36% (3)	04/15/46	20,912,323	124,758

JPMorgan Chase Commercial Mortgage Securities Trust (19-OSB-A)

3.40% (1)	06/05/39	585,000	538,472

LMREC, Inc. (19-CRE3-A) 3.02% (1 mo. USD

LIBOR + 1.400%) (1),(2)	12/22/35	742,011	727,837

Manhattan West Mortgage Trust (20-1MW-A)

2.13% (1)	09/10/39	695,000	614,646

Med Trust (21-MDLN-G) 6.58% (1 mo. USD

LIBOR + 5.250%) (1),(2)	11/15/38	670,000	608,525

MFT Mortgage Trust (20-B6-C)

3.39% (1),(3)	08/10/40	220,000	175,142

MFT Trust (20-ABC-C)

3.59% (1),(3)	02/10/42	175,000	144,257

MFT Trust (20-ABC-D)

3.59% (1),(3)	02/10/42	730,000	584,768

Morgan Stanley Bank of America Merrill Lynch Trust (15-C22-XA) (I/O)

1.15% (3)	04/15/48	8,403,256	167,763

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

June 30, 2022

Issues	Maturity Date	Principal Amount	Value

Commercial Mortgage-backed Securities — Non-Agency (Continued)

Morgan Stanley Bank of America Merrill Lynch Trust (15-C24-XA) (I/O)

0.85% (3)	05/15/48	$9,425,930	$166,814

Morgan Stanley Bank of America Merrill Lynch Trust (16-C31-XA) (I/O)

1.43% (3)	11/15/49	6,774,998	280,290

Natixis Commercial Mortgage Securities Trust (19-FAME-D)

4.54% (1),(3)	08/15/36	835,000	751,331

SFAVE Commercial Mortgage Securities Trust (15-5AVE-A2A)

3.66% (1),(3)	01/05/43	805,000	665,558

SFAVE Commercial Mortgage Securities Trust (15-5AVE-D)

4.53% (1),(3)	01/05/43	880,000	591,845

SMRT Commercial Mortgage Trust

3.98% (1 mo. USD LIBOR + 2.700%) (1),(2)	01/15/39	1,005,000	929,250

UBS Commercial Mortgage Trust (17-C5-XA) (I/O)

1.12% (3)	11/15/50	6,358,724	266,525

UBS-Barclays Commercial Mortgage Trust (12-C3-XA) (I/O)

1.86% (1),(3)	08/10/49	639,668	22

Wells Fargo Commercial Mortgage Trust (12-LC5-XA) (I/O)

1.77% (1),(3)	10/15/45	1,329,095	48

WFRBS Commercial Mortgage Trust (12-C8-XA) (I/O)

1.49% (1),(3)	08/15/45	512,814	17

WFRBS Commercial Mortgage Trust (12-C9-XA) (I/O)

1.98% (1),(3)	11/15/45	1,495,487	3,505

WFRBS Commercial Mortgage Trust (13-C14-XA) (I/O)

0.79% (3)	06/15/46	6,815,309	23,629

WFRBS Commercial Mortgage Trust (13-C16-XA) (I/O)

0.74% (3)	09/15/46	10,521,896	53,357

WFRBS Commercial Mortgage Trust (14-C24-XA) (I/O)

0.99% (3)	11/15/47	5,172,542	80,859

Total Commercial Mortgage-backed Securities — Non-Agency

(Cost: $23,874,003)			16,652,991

Residential Mortgage-backed Securities — Agency — 12.1%

Fannie Mae (07-42-SE) (I/O) (I/F) 4.49% (-1 mo. USD LIBOR +

6.110%) (2)	05/25/37	45,930	4,608

Fannie Mae (07-48-SD) (I/O) (I/F) 4.48% (-1 mo. USD LIBOR +

6.100%) (2)	05/25/37	892,317	99,917

Fannie Mae (09-69-CS) (I/O) (I/F) 5.13% (-1 mo. USD LIBOR +

6.750%) (2)	09/25/39	153,043	15,048

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Agency (Continued)

Freddie Mac (1673-SD) (I/F) (PAC) 13.21% (-2.15 x T10Y +

19.391%) (2)	02/15/24	$12,057	$12,669

Freddie Mac (1760-ZD) 2.37% (1 x T10Y -

0.500%) (2)	02/15/24	26,035	25,881

Freddie Mac (2990-JK) (I/F) 16.71% (-1 mo. USD

LIBOR + 22.004%) (2)	03/15/35	43,155	43,270

Freddie Mac (3122-SG) (I/O) (I/F) (TAC) (PAC) 4.31% (-1 mo. USD

LIBOR + 5.630%)(2)	03/15/36	1,450,705	163,793

Freddie Mac (3239-SI) (I/O) (I/F) (PAC) 5.33% (-1 mo. USD

LIBOR + 6.650%) (2)	11/15/36	331,205	50,096

Freddie Mac (3323-SA) (I/O) (I/F) 4.79% (-1 mo. USD

LIBOR + 6.110%) (2)	05/15/37	66,502	5,270

Freddie Mac (3459-JS) (I/O) (I/F) 4.93% (-1 mo. USD

LIBOR + 6.250%) (2)	06/15/38	91,226	12,741

Freddie Mac (4030-HS) (I/O) (I/F) 5.29% (-1 mo. USD

LIBOR + 6.610%) (2)	04/15/42	600,275	88,553

Ginnie Mae (06-35-SA) (I/O) (I/F) 5.00% (-1 mo. USD

LIBOR + 6.600%) (2)	07/20/36	947,373	122,931

Ginnie Mae (06-61-SA) (I/O) (I/F) (TAC) 3.15% (-1 mo. USD

LIBOR + 4.750%) (2)	11/20/36	1,443,916	81,053

Ginnie Mae (08-58-TS) (I/O) (I/F) (TAC) 4.80% (-1 mo. USD

LIBOR + 6.400%) (2)	05/20/38	636,090	26,545

Ginnie Mae (16-153-IO) (I/O)

3.50%	11/20/46	1,604,998	250,166

Uniform Mortgage-Backed Securities TBA, 30-Year

2.50% (5)	07/15/52	4,925,000	4,427,646

2.00% (5)	07/15/52	4,850,000	4,208,116

4.50% (5)	07/15/52	2,550,000	2,560,459

2.00% (5)	08/15/52	8,775,000	7,606,691

2.50% (5)	08/15/52	11,125,000	9,988,455

Total Residential Mortgage-backed Securities — Agency

(Cost: $29,451,439)			29,793,908

Residential Mortgage-backed Securities — Non-Agency — 27.5%

ACE Securities Corp. (04-IN1-A1) 2.26% (1 mo. USD

LIBOR + 0.640%) (2)	05/25/34	332,371	326,948

ACE Securities Corp. (07-ASP1-A2C) 2.14% (1 mo. USD

LIBOR + 0.260%) (2)	03/25/37	1,214,961	627,598

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-Agency (Continued)

Adjustable Rate Mortgage Trust (05-4-6A22)

3.05% (3),(6)	08/25/35	$367,161	$320,467

Adjustable Rate Mortgage Trust (06-1-2A1)

3.61% (3),(6)	03/25/36	345,587	222,610

Ajax Mortgage Loan Trust (19-F-A2)

3.50% (1)	07/25/59	1,300,000	1,215,028

Alternative Loan Trust (05-46CB-A20) (TAC)

5.50% (6)	10/25/35	604,313	475,844

Alternative Loan Trust (06-8T1-1A2) (I/O)

3.88% (-1 mo. USD LIBOR + 5.500%) (2),(7)	04/25/36	4,780,633	669,731

Asset-Backed Funding Certificates (07-NC1-A2)

1.92% (1 mo. USD LIBOR + 0.300%) (1),(2)	05/25/37	906,266	842,784

Asset-Backed Securities Corp. Home Equity (06-HE3-A5)

2.16% (1 mo. USD LIBOR + 0.540%) (2)	03/25/36	1,076,574	1,043,225

Asset-Backed Securities Corp. Home Equity (07-HE1-A1B)

1.77% (1 mo. USD LIBOR + 0.150%) (2),(6)	12/25/36	365,362	339,857

Banc of America Alternative Loan Trust (05-10-1CB1)

2.02% (1 mo.USD LIBOR + 0.400%) (2),(6)	11/25/35	351,434	301,692

Banc of America Funding Corp. (15-R3-6A2)

1.35% (1),(3)	05/27/36	1,352,785	1,270,358

Banc of America Funding Trust (06-3-4A14)

6.00%	03/25/36	159,768	141,675

Banc of America Funding Trust (06-3-5A3)

5.50% (6)	03/25/36	120,797	108,352

Banc of America Funding Trust (14-R5-1A1)

3.56% (6 mo. USD LIBOR + 1.500%) (1),(2)	09/26/45	106,805	107,062

Banc of America Funding Trust (15-R4-2A1)

1.21% (1 mo. USD LIBOR + 0.205%) (1),(2)	02/25/37	425,549	413,169

BCMSC Trust (00-A-A4)

8.29% (3)	06/15/30	3,316,690	591,737

Bear Stearns Adjustable Rate Mortgage Trust (03-7-9A)

2.67% (3)	10/25/33	245,035	233,471

Bear Stearns Adjustable Rate Mortgage Trust (05-9-A1)

2.38% (1-year Treasury Constant Maturity Rate + 2.300%) (2)	10/25/35	129,621	128,584

Bear Stearns Adjustable Rate Mortgage Trust (07-4-22A1)

3.61% (3),(6)	06/25/47	596,013	559,613

Bear Stearns ALT-A Trust (05-3-4A3)

2.53% (3)	04/25/35	282,581	280,386

Bear Stearns Asset-Backed Securities Trust (05-AC6-1A3)

5.50% (3)	09/25/35	357,811	322,172

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-Agency (Continued)

Bear Stearns Asset-Backed Securities Trust (06-IM1-A1)

2.08% (1 mo. USD LIBOR + 0.460%) (2)	04/25/36	$154,923	$231,060

Bear Stearns Mortgage Funding Trust (07-AR3-1X) (I/O)

0.50% (7)	03/25/37	27,610,765	664,479

C-BASS Mortgage Loan Trust (07-CB2-A2B)

3.57%	02/25/37	853,010	581,489

C-BASS Mortgage Loan Trust (07-CB2-A2C)

3.57%	02/25/37	838,092	548,309

Carrington Mortgage Loan Trust (07-RFC1-A3)

1.76% (1 mo. USD LIBOR + 0.140%) (2)	12/25/36	1,369,231	1,293,857

CHL Mortgage Pass-Through Trust (04-HYB4-B1)

3.26% (3)	09/20/34	473,440	229,132

CHL Mortgage Pass-Through Trust (06-14-X) (I/O)

0.16% (3),(7)	09/25/36	9,439,773	38,738

CHL Mortgage Pass-Through Trust (06-HYB2-1A1)

3.21% (3)	04/20/36	722,211	507,894

CIM Trust (19-R1-A)

3.25% (1),(3)	10/25/58	796,558	746,945

CIM Trust (21-NR3-A1)

2.57% (1)	06/25/57	391,917	372,317

CIM Trust (21-R3-A1A)

1.95% (1),(3)	06/25/57	981,753	853,407

CIM Trust (21-R4-A1A)

2.00% (1),(3)	05/01/61	981,349	894,300

CIM Trust (21-R5-A1B)

2.00% (1),(3)	08/25/61	1,096,000	782,113

Citigroup Mortgage Loan Trust, Inc. (05-11-A2A)

2.47% (1-year Treasury Constant Maturity Rate + 2.400%) (2)	10/25/35	210,998	208,273

Citigroup Mortgage Loan Trust, Inc. (05-8-1A1A)

2.66% (3),(6)	10/25/35	440,893	374,750

Citigroup Mortgage Loan Trust, Inc. (14-10-2A2)

1.26% (1 mo. USD LIBOR + 0.250%) (1),(2)	07/25/37	593,403	588,376

CitiMortgage Alternative Loan Trust (06-A3-1A7)

6.00% (6)	07/25/36	656,505	592,938

CitiMortgage Alternative Loan Trust (06-A5-1A8)

6.00% (6)	10/25/36	572,614	522,209

Conseco Finance Securitizations Corp. (99-6-A1)

7.36% (1),(3)	06/01/30	1,312,438	592,301

Conseco Financial Corp. (96-6-M1)

7.95% (3)	09/15/27	60,033	60,415

Countrywide Asset-Backed Certificates (07-13-2A1)

2.52% (1 mo. USD LIBOR + 0.900%) (2)	10/25/47	466,663	450,191

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

June 30, 2022

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-Agency (Continued)

Credit Suisse First Boston Mortgage Securities Corp. (04-AR5-11A2)

2.36% (1 mo. USD LIBOR + 0.740%) (2)	06/25/34	$28,210	$28,248

Credit Suisse First Boston Mortgage Securities Corp. (05-12-1A1)

6.50%	01/25/36	951,737	283,216

Credit Suisse Mortgage Capital Certificates (06-6-1A8)

6.00% (6)	07/25/36	503,532	302,527

Credit-Based Asset Servicing and Securitization LLC (03-CB3-AF1)

3.38%	12/25/32	342,518	324,072

Credit-Based Asset Servicing and Securitization LLC (06-CB2-AF2)

3.01%	12/25/36	1,965,442	1,976,502

Credit-Based Asset Servicing and Securitization LLC (07-CB3-A3)

3.29%	03/25/37	1,206,271	507,348

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust (06-AR6-A6)

2.00% (1 mo. USD LIBOR + 0.380%) (2)	02/25/37	337,851	305,068

Deutsche Alt-B Securities, Inc. Mortgage Loan Trust (06-AB2-A2)

4.91% (3),(6)	06/25/36	1,048,614	948,183

DSLA Mortgage Loan Trust (06-AR2-2A1A)

1.81% (1 mo. USD LIBOR + 0.200%) (2)	10/19/36	356,293	259,829

Federal Home Loan Mortgage Corp. (21-DNA2-M2)

3.23% (SOFR30A + 2.300%) (1),(2)	08/25/33	525,000	496,666

Federal Home Loan Mortgage Corp. (21-HQA2-M2)

2.98% (SOFR30A + 2.05%) (1),(2)	12/25/33	900,000	804,816

First Franklin Mortgage Loan Asset-Backed Certificates (06-FF11-2A3)

1.92% (1 mo. USD LIBOR + 0.300%) (2)	08/25/36	678,497	634,683

First Franklin Mortgage Loan Asset-Backed Certificates (06-FF13-A2C)

1.94% (1 mo. USD LIBOR + 0.320%) (2)	10/25/36	635,857	460,779

First Franklin Mortgage Loan Asset-Backed Certificates (06-FF18-A2D)

1.83% (1 mo. USD LIBOR + 0.210%) (2)	12/25/37	568,241	521,220

First Horizon Alternative Mortgage Securities Trust (05-AA10-2A1)

2.77% (3),(6)	12/25/35	249,700	212,641

Greenpoint Manufactured Housing (00-1-A4)

8.14% (3)	03/20/30	512,811	404,391

GSAA Home Equity Trust (06-13-AF6)

6.54%	07/25/36	1,186,754	431,404

GSAMP Trust (07-NC1-A2C)

1.77% (1 mo. USD LIBOR + 0.1500%) (2)	12/25/46	2,434,895	1,293,883

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-Agency (Continued)

GSC Capital Corp. Mortgage Trust (06-2-A1)

1.98% (1 mo. USD LIBOR + 0.360%) (2)	05/25/36	$216,445	$205,684

GSR Mortgage Loan Trust (05-AR3-6A1)

3.05% (3)	05/25/35	153,598	126,779

HSI Asset Loan Obligation Trust (07-2-2A12)

6.00%	09/25/37	358,829	289,815

Indymac INDX Mortgage Loan Trust (04-AR6-5A1)

2.80% (3)	10/25/34	289,457	280,613

Indymac INDX Mortgage Loan Trust (05-AR19-A1)

2.77% (3)	10/25/35	427,562	367,815

Indymac INDX Mortgage Loan Trust (06-AR13-A4X) (I/O)

1.05% (3),(7)	07/25/36	267,696	163

Indymac INDX Mortgage Loan Trust (06-AR9-1A1)

3.18% (3),(6)	06/25/36	468,488	308,341

Indymac INDX Mortgage Loan Trust (07-AR5-2A1)

2.98% (3)	05/25/37	668,503	573,403

Indymac INDX Mortgage Loan Trust (07-FLX2-A1C)

1.81% (1 mo. USD LIBOR + 0.190%) (2)	04/25/37	1,552,449	1,295,828

JPMorgan Alternative Loan Trust (06-A2-5A1)

3.32% (3),(6)	05/25/36	379,146	232,587

JPMorgan Mortgage Acquisition Trust (06-WF1-A5)

6.91%	07/25/36	1,979,637	702,043

JPMorgan Mortgage Trust (04-A6-5A1)

2.66% (3)	12/25/34	192,316	182,998

JPMorgan Mortgage Trust (07-S2-1A1)

5.00%	06/25/37	146,476	75,295

JPMorgan Resecuritization Trust (15-4-1A5)

1.39% (1 mo. USD LIBOR + 0.190%) (1),(2)	06/26/47	1,708,422	1,682,991

JPMorgan Resecuritization Trust (15-4-2A2)

4.03% (1),(3)	06/26/47	3,128,615	1,474,499

Lehman Mortgage Trust (06-7-2A5) (I/O) (I/F)

4.93% (-1 mo. USD LIBOR + 6.550%) (2),(7)	11/25/36	2,906,937	489,460

Lehman XS Trust (06-10N-1A3A)

2.04% (1 mo. USD LIBOR + 0.420%) (2)	07/25/46	450,226	442,522

Lehman XS Trust (06-12N-A31A)

2.02% (1 mo. USD LIBOR + 0.400%) (2)	08/25/46	584,047	574,374

Long Beach Mortgage Loan Trust (04-4-M1)

2.52% (1 mo. USD LIBOR + 0.900%) (2)	10/25/34	471,027	457,045

MASTR Alternative Loan Trust (06-2-2A2) (I/O) (I/F)

5.48% (-1 mo. USD LIBOR + 7.100%) (2),(7)	03/25/36	5,907,032	755,099

MASTR Alternative Loans Trust (07-HF1-4A1)

7.00%	10/25/47	1,060,946	591,931

MASTR Asset-Backed Securities Trust (07-HE1-A4)

1.90% (1 mo. USD LIBOR + 0.280%) (2)	05/25/37	2,000,000	1,628,664

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-Agency (Continued)

Merrill Lynch Alternative Note Asset Trust (07-OAR2-A2)

2.04% (1 mo. USD LIBOR + 0.420%) (2)	04/25/37	$693,586	$599,830

Merrill Lynch First Franklin Mortgage Loan Trust (07-3-A2B)

1.75% (1 mo. USD LIBOR + 0.130%) (2)	06/25/37	498,315	316,479

Merrill Lynch First Franklin Mortgage Loan Trust (07-3-A2C)

1.80% (1 mo. USD LIBOR + 0.180%) (2)	06/25/37	1,017,548	650,960

Merrill Lynch Mortgage Investors Trust

1.38% (1 mo. USD LIBOR + 0.3700%) (2)	05/25/37	4,069,818	1,272,384

Merrill Lynch Mortgage-Backed Securities Trust (07-2-1A1)

4.41% (1-year Treasury Constant Maturity Rate + 2.400%) (2),(6)	08/25/36	124,632	113,887

Morgan Stanley Mortgage Loan Trust (07-15AR-4A1)

2.90% (3)	11/25/37	307,121	289,348

Nomura Asset Acceptance Corp. (06-AR1-1A)

4.24% (3)	02/25/36	124,948	93,196

Oakwood Mortgage Investors, Inc. (00-A-A4)

8.15% (3)	09/15/29	1,733,156	533,548

Oakwood Mortgage Investors, Inc. (00-D-A4)

7.40% (3)	07/15/30	688,214	211,620

Oakwood Mortgage Investors, Inc. (01-C-A3)

6.61% (3)	06/15/31	1,671,028	249,014

Oakwood Mortgage Investors, Inc. (01-D-A3)

5.90% (3)	09/15/22	615,715	368,592

Oakwood Mortgage Investors, Inc. (01-D-A4)

6.93% (3)	09/15/31	356,732	233,457

Oakwood Mortgage Investors, Inc. (02-A-A3)

6.03% (3)	05/15/24	53,296	53,845

Oakwood Mortgage Investors, Inc. (99-B-A4)

6.99%	12/15/26	33,747	33,878

Oakwood Mortgage Investors, Inc. (99-E-A1)

7.61% (3)	03/15/30	646,148	446,301

PRPM LLC (21-1-A2)

6.29% (1)	02/25/27	1,000,000	960,684

PRPM LLC (21-10-A1)

2.49% (1)	10/25/26	561,550	533,101

PRPM LLC (21-11-A1)

2.49% (1)	11/25/26	472,444	445,789

PRPM LLC (22-3-A1)

5.56% (1),(3)	06/25/27	1,500,000	1,475,478

RALI Series Trust (06-QS13-1A2) (I/O) (I/F)

5.54% (-1 mo. USD LIBOR + 7.160%) (2),(7)	09/25/36	2,348,864	274,289

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-Agency (Continued)

RALI Series Trust (06-QS7-A2)

6.00% (6)	06/25/36	$329,928	$281,147

RBSSP Resecuritization Trust (12-6-4A2)

1.67% (1 mo. USD LIBOR + 0.330%) (1),(2)	01/26/36	369,312	367,590

Residential Accredit Loans, Inc. (05-QA7-A1)

3.50% (3),(6)	07/25/35	688,136	519,971

Residential Accredit Loans, Inc. (05-QA8-CB21)

3.71% (3),(6)	07/25/35	357,491	217,633

Residential Accredit Loans, Inc. (06-QA10-A2)

1.98% (1 mo. USD LIBOR + 0.360%) (2)	12/25/36	430,280	359,164

Residential Accredit Loans, Inc. (06-QS1-A3) (PAC)

5.75% (6)	01/25/36	257,419	222,669

Residential Accredit Loans, Inc. (06-QS6-1AV) (I/O)

0.77% (3),(7)	06/25/36	3,039,684	66,325

Residential Accredit Loans, Inc. (06-QS8-A3)

6.00% (6)	08/25/36	582,629	493,125

Residential Accredit Loans, Inc. (07-QS2-AV) (I/O)

0.33% (3),(7)	01/25/37	7,357,774	80,520

Residential Accredit Loans, Inc. (07-QS3-AV) (I/O)

0.36% (3),(7)	02/25/37	8,340,355	99,038

Residential Accredit Loans, Inc. (07-QS6-A62) (TAC)

5.50% (6)	04/25/37	176,254	151,855

Residential Asset Securitization Trust (05-A15-4A1)

6.00% (6)	02/25/36	940,191	365,181

Residential Asset Securitization Trust (07-A5-AX) (I/O)

6.00% (7)	05/25/37	1,459,309	268,323

Residential Funding Mortgage Securities (06-S9-AV) (I/O)

0.34% (3),(7)	09/25/36	18,314,116	202,886

Saxon Asset Securities Trust (07-3-2A4)

2.11% (1 mo. USD LIBOR +

0.490%) (2)	09/25/47	2,926,000	2,511,525

Securitized Asset-Backed Receivables LLC Trust (06-CB1-AF2)

2.90%	01/25/36	1,020,371	834,307

Securitized Asset-Backed Receivables LLC Trust (07-NC2-A2C)

1.84% (1 mo. USD LIBOR +

0.220%) (2)	01/25/37	4,614,000	3,522,155

Soundview Home Loan Trust (06-1-A4)

2.22% (1 mo. USD

LIBOR + 0.600%) (2)	02/25/36	39,175	39,146

Structured Adjustable Rate Mortgage Loan Trust (05-20-1A1)

2.95% (3)	10/25/35	133,044	123,483

Structured Adjustable Rate Mortgage Loan Trust (07-9-2A1)

3.19% (3),(6)	10/25/47	240,953	161,121

Structured Asset Mortgage Investments II Trust (06-AR4-5A1)

1.98% (1 mo. USD

LIBOR + 0.360%) (2)	06/25/36	729,290	598,385

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

June 30, 2022

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-Agency (Continued)

VOLT XCIX LLC (21-NPL8-A1)

2.12% (1)	04/25/51	$1,561,179	$1,480,827

WAMU Asset-Backed Certificates (07-HE1-2A3)

1.77% (1 mo. USD

LIBOR + 0.150%) (2)	01/25/37	1,655,568	867,983

Wells Fargo Alternative Loan Trust (07-PA2-2A2) (I/O) (I/F)

4.45% (-1 mo. USD

LIBOR + 6.070%) (2),(7)	06/25/37	1,633,649	108,845

Wells Fargo Mortgage-Backed Securities Trust (07-AR3-A4)

2.80% (3),(6)	04/25/37	122,723	110,958

Total Residential Mortgage-backed Securities — Non-Agency

(Cost: $70,987,466)			67,819,123

Total Mortgage-backed Securities

(Cost: $133,148,019)			118,320,707

CORPORATE BONDS — 34.6%

Advertising — 0.1%

National CineMedia LLC 5.88% (1)	04/15/28	477,000	337,511

Aerospace & Defense — 0.4%

Boeing Co. (The) 1.43%	02/04/24	675,000	646,069

TransDigm, Inc. 4.63%	01/15/29	285,000	229,790

			875,859

Agriculture — 0.5%

BAT Capital Corp.

4.54%	08/15/47	135,000	99,218

5.65%	03/16/52	175,000	150,407

Imperial Brands Finance PLC

3.13% (1)	07/26/24	270,000	261,466

Reynolds American, Inc.

5.85%	08/15/45	975,000	829,403

			1,340,494

Airlines — 0.4%

JetBlue Pass-Through Certificates (20-1A)

4.00%	11/15/32	721,476	663,534

US Airways Group, Inc. Pass-Through Certificates (10-1A) (EETC)

6.25%	04/22/23	260,864	259,799

			923,333

Auto Manufacturers — 0.1%

General Motors Co. 4.88%	10/02/23	150,000	151,539

Banks — 9.3%

Bank of America Corp. 0.98% (SOFR + 0.690%) (2)	04/22/25	395,000	371,648

1.66% (SOFR + 0.910%) (2)	03/11/27	625,000	561,272

1.73% (SOFR + 0.960%) (2)	07/22/27	55,000	49,041

Issues	Maturity Date	Principal Amount	Value

Banks (Continued)

1.92% (SOFR + 1.37%) (2)	10/24/31	$305,000	$243,491

2.09% (SOFR + 1.060%) (2)	06/14/29	570,000	488,883

2.30% (SOFR + 1.220%) (2)	07/21/32	490,000	396,194

2.69% (SOFR + 1.320%) (2)	04/22/32	80,000	67,254

3.00% (3mo. USD LIBOR + 0.79%) (2)	12/20/23	830,000	827,486

3.42% (3mo. USD LIBOR + 1.04%) (2)	12/20/28	395,000	368,073

3.82% (3mo. USD LIBOR + 1.575%) (2)	01/20/28	120,000	115,290

4.38% (U.S. 5-year Treasury Constant Maturity Rate + 2.760%) (2),(8)	01/27/27	140,000	116,290

Citigroup, Inc. 1.46% (SOFR+ 0.770%) (2)	06/09/27	430,000	380,292

2.52% (SOFR + 1.177%) (2)	11/03/32	375,000	307,231

2.67% (SOFR + 1.146%) (2)	01/29/31	140,000	119,043

3.06% (SOFR + 1.35%) (2)	01/25/33	480,000	408,029

3.07% (SOFR + 1.280%) (2)	02/24/28	135,000	125,315

3.79% (SOFR + 1.939%) (2)	03/17/33	220,000	198,935

4.41% (SOFR + 3.914%) (2)	03/31/31	440,000	420,702

Comerica, Inc. 5.63% (U.S. 5-year Treasury Constant Maturity Rate + 5.291%)(2),(8)	07/01/25	395,000	392,037

Credit Suisse Group AG 1.31% (SOFR + 0.980%) (1),(2)	02/02/27	190,000	163,622

2.19% (SOFR + 2.044%) (1),(2)	06/05/26	810,000	735,351

2.59% (SOFR + 1.560%) (1),(2)	09/11/25	85,000	80,499

3.09% (SOFR + 1.730%) (1),(2)	05/14/32	295,000	236,416

DNB Bank ASA

1.61% (U.S. 1-year Treasury Constant Maturity Rate + 0.680%) (1),(2)	03/30/28	430,000	374,988

Goldman Sachs Group, Inc. (The)

0.93% (SOFR + 0.486%) (2)	10/21/24	285,000	272,723

1.09% (SOFR + 0.789%) (2)	12/09/26	215,000	191,331

1.22%	12/06/23	700,000	675,647

1.43% (SOFR + 0.798%) (2)	03/09/27	705,000	627,168

1.54% (SOFR + 0.818%) (2)	09/10/27	430,000	377,789

2.38% (SOFR + 1.248%) (2)	07/21/32	205,000	166,146

2.65% (SOFR + 1.264%) (2)	10/21/32	640,000	528,089

HSBC Holdings PLC (United Kingdom)

2.10% (SOFR + 1.929%) (2)	06/04/26	430,000	397,738

1.59% (SOFR + 1.290%) (2)	05/24/27	285,000	250,777

2.21% (SOFR + 1.285%) (2)	08/17/29	1,075,000	904,161

2.80% (SOFR + 1.187%) (2)	05/24/32	145,000	119,273

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Issues	Maturity Date	Principal Amount	Value

Banks (Continued)

JPMorgan Chase & Co.

0.97% (SOFR + 0.580%) (2)	06/23/25	$495,000	$463,270

1.58% (SOFR + 0.885%) (2)	04/22/27	425,000	379,466

2.01% (SOFR + 1.585%) (2)	03/13/26	505,000	472,917

2.30% (SOFR + 1.60%) (2)	10/15/25	270,000	257,597

2.55% (SOFR + 1.180%) (2)	11/08/32	275,000	228,731

2.58% (SOFR + 1.250%) (2)	04/22/32	430,000	362,361

2.95% (SOFR + 1.170%) (2)	02/24/28	175,000	162,404

3.56% (3 mo. USD LIBOR + 0.730%) (2)	04/23/24	385,000	383,982

Lloyds Banking Group PLC (United Kingdom)

1.63% (U.S. 1-year Treasury Constant Maturity Rate + 0.850%) (2)	05/11/27	395,000	351,692

2.91% (3 mo. USD LIBOR + 0.810%) (2)	11/07/23	150,000	149,594

3.75% (U.S. 1-year Treasury Constant Maturity Rate + 1.800%) (2)	03/18/28	200,000	190,322

3.87% (1-year Treasury Constant Maturity Rate + 3.500%) (2)	07/09/25	285,000	281,735

Macquarie Group, Ltd. (Australia)

2.69% (SOFR + 1.440%) (1),(2)	06/23/32	160,000	129,349

2.87% (SOFR + 1.532%) (1),(2)	01/14/33	555,000	453,293

4.44% (SOFR + 2.40%) (1),(2)	06/21/33	170,000	157,813

Morgan Stanley

0.79% (SOFR + 0.509%) (2)	01/22/25	425,000	402,059

1.16% (SOFR + 0.560%) (2)	10/21/25	920,000	853,558

1.93% (SOFR + 1.020%) (2)	04/28/32	510,000	405,136

2.51% (SOFR + 1.200%) (2)	10/20/32	55,000	45,579

5.30% (SOFR + 2.62%) (2)	04/20/37	170,000	165,099

NatWest Group PLC (United Kingdom)

4.27% (3 mo. USD LIBOR + 1.762%) (2)	03/22/25	530,000	524,880

Santander UK Group Holdings PLC (United Kingdom)

1.09% (SOFR + 0.787%)(2)	03/15/25	565,000	528,162

1.53% (U.S. 1-year Treasury Constant Maturity Rate + 1.250%) (2)	08/21/26	55,000	49,318

1.67% (SOFR + 0.989%)(2)	06/14/27	55,000	48,109

3.37% (3 mo. USD LIBOR + 1.080%) (2)	01/05/24	275,000	273,712

4.80% (3 mo. USD LIBOR + 1.570%) (2)	11/15/24	475,000	475,265

Issues	Maturity Date	Principal Amount	Value

Banks (Continued)

UBS Group AG (Switzerland)

4.49% (U.S. 1-year Treasury Constant Maturity Rate + 1.550%) (1),(2)	05/12/26	$200,000	$199,422

US Bancorp

3.70% (U.S. 5-year Treasury Constant Maturity Rate + 2.541%)(2),(8)	01/15/27	130,000	100,355

Wells Fargo & Co.

2.39% (SOFR+ 2.100%) (2)	06/02/28	1,090,000	976,997

3.35% (SOFR + 1.500%) (2)	03/02/33	1,370,000	1,218,519

3.53% (SOFR + 1.510%) (2)	03/24/28	285,000	270,519

			23,019,439

Beverages — 0.5%

Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc.

4.70%	02/01/36	250,000	240,740

4.90%	02/01/46	454,000	427,561

Bacardi, Ltd.

5.30% (1)	05/15/48	205,000	193,261

Constellation Brands, Inc.

4.35%	05/09/27	385,000	382,844

			1,244,406

Biotechnology — 0.2%

Amgen, Inc.

4.40%	02/22/62	135,000	117,619

Grifols Escrow Issuer SA

4.75% (1)	10/15/28	425,000	369,873

			487,492

Chemicals — 0.2%

ASP Unifrax Holdings, Inc.

5.25% (1)	09/30/28	280,000	224,008

EverArc Escrow Sarl

5.00% (1)	10/30/29	285,000	240,275

			464,283

Commercial Services — 0.5%

Adtalem Global Education, Inc.

5.50% (1)	03/01/28	141,000	126,653

HealthEquity, Inc.

4.50% (1)	10/01/29	285,000	249,723

Hertz Corp. (The)

4.63% (1)	12/01/26	140,000	117,389

5.00% (1)	12/01/29	290,000	224,750

Rent-A-Center, Inc./TX

6.38% (1)	02/15/29	270,000	211,950

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

June 30, 2022

Issues	Maturity Date	Principal Amount	Value

Commercial Services (Continued)

WASH Multifamily Acquisition, Inc.

5.75% (1)	04/15/26	$260,000	$245,375

			1,175,840

Computers — 0.1%

NCR Corp.

5.13% (1)	04/15/29	285,000	242,096

5.25% (1)	10/01/30	80,000	69,103

			311,199

Cosmetics/Personal Care — 0.1%

Edgewell Personal Care Co.

5.50% (1)	06/01/28	265,000	242,804

Diversified Financial Services — 1.4%

AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)

3.30%	01/30/32	590,000	470,590

3.88%	01/23/28	130,000	117,722

4.13%	07/03/23	135,000	133,993

Air Lease Corp.

3.63%	12/01/27	120,000	107,391

American Express Co.

3.55% (U.S. 5-year Treasury Constant Maturity Rate + 2.854%) (2),(8)	09/15/26	145,000	117,450

Avolon Holdings Funding, Ltd.

2.53% (1)	11/18/27	406,000	331,304

2.88% (1)	02/15/25	305,000	280,993

3.95% (1)	07/01/24	85,000	82,624

Capital One Financial Corp.

3.27% (SOFR + 1.790%) (2)	03/01/30	375,000	332,621

Charles Schwab Corp. (The)

1.95%	12/01/31	425,000	344,947

5.00% (U.S. 5-year Treasury Constant Maturity Rate + 3.256%) (2),(8)	06/01/27	135,000	121,356

Intercontinental Exchange, Inc.

4.60%	03/15/33	330,000	328,281

Jane Street Group / JSG Finance, Inc.

4.50% (1)	11/15/29	435,000	387,668

Park Aerospace Holdings, Ltd.

4.50% (1)	03/15/23	110,000	109,630

5.50% (1)	02/15/24	132,000	131,017

			3,397,587

Electric — 0.6%

Alliant Energy Finance LLC

3.60% (1)	03/01/32	535,000	486,395

Issues	Maturity Date	Principal Amount	Value

Electric (Continued)

FirstEnergy Corp.

3.40%	03/01/50	$450,000	$305,989

FirstEnergy Transmission LLC

4.35% (1)	01/15/25	750,000	739,345

			1,531,729

Electrical Components & Equipment — 0.1%

Energizer Holdings, Inc.

4.38% (1)	03/31/29	265,000	204,773

Engineering & Construction — 0.1%

Artera Services LLC

9.03% (1)	12/04/25	254,000	205,346

Entertainment — 1.0%

Caesars Entertainment, Inc.

4.63% (1)	10/15/29	300,000	234,384

8.13% (1)	07/01/27	150,000	145,249

Cinemark USA, Inc.

5.25% (1)	07/15/28	300,000	241,656

Everi Holdings, Inc.

5.00% (1)	07/15/29	275,000	235,812

Live Nation Entertainment, Inc.

4.75% (1)	10/15/27	188,000	167,790

Magallanes, Inc.

4.28% (1)	03/15/32	5,000	4,470

5.05% (1)	03/15/42	630,000	536,401

5.14% (1)	03/15/52	696,000	585,218

Penn National Gaming, Inc.

4.13% (1)	07/01/29	300,000	231,186

			2,382,166

Environmental Control — 0.2%
Waste Pro USA, Inc.

5.50% (1)	02/15/26	425,000	378,103

Food — 1.1%

Chobani LLC / Chobani Finance Corp, Inc.

4.63% (1)	11/15/28	267,000	225,982

JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc.

3.75% (1)	12/01/31	650,000	535,119

5.50% (1)	01/15/30	25,000	23,698

6.50% (1)	12/01/52	180,000	170,003

Kraft Heinz Foods Co.

4.38%	06/01/46	210,000	175,064

5.00%	06/04/42	303,000	277,329

6.38%	07/15/28	210,000	229,893

Pilgrim’s Pride Corp.

4.25% (1)	04/15/31	285,000	238,044

5.88% (1)	09/30/27	250,000	239,468

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Issues	Maturity Date	Principal Amount	Value

Food (Continued)

Post Holdings, Inc.

4.50% (1)	09/15/31	$320,000	$263,312

4.63% (1)	04/15/30	270,000	228,274

			2,606,186

Gas — 0.3%

Southern Co. Gas Capital Corp.

3.88%	11/15/25	640,000	628,968

Health Care-Services — 1.7%

Centene Corp.

2.45%	07/15/28	635,000	530,435

3.00%	10/15/30	248,000	206,183

CommonSpirit Health

2.78%	10/01/30	135,000	116,442

Encompass Health Corp.

4.50%	02/01/28	160,000	137,600

4.63%	04/01/31	285,000	231,867

HCA, Inc.

3.63% (1)	03/15/32	180,000	152,174

4.13%	06/15/29	208,000	189,977

4.63% (1)	03/15/52	105,000	84,058

5.25%	06/15/49	312,000	269,349

5.25%	06/15/26	250,000	248,885

5.38%	09/01/26	65,000	64,645

5.50%	06/15/47	250,000	227,153

5.63%	09/01/28	100,000	98,684

7.05%	12/01/27	235,000	248,388

Humana, Inc.

4.95%	10/01/44	125,000	121,786

ModivCare Escrow Issuer, Inc.

5.00% (1)	10/01/29	295,000	238,743

Molina Healthcare, Inc.

3.88% (1)	11/15/30	520,000	445,307

3.88% (1)	05/15/32	175,000	147,348

Tenet Healthcare Corp.

4.25% (1)	06/01/29	275,000	232,425

6.13% (1)	06/15/30	260,000	244,013

			4,235,462

Household Products/Wares — 0.1%

Spectrum Brands, Inc.

3.88% (1)	03/15/31	420,000	339,175

Insurance — 1.6%

Acrisure LLC / Acrisure Finance, Inc.

4.25% (1)	02/15/29	280,000	227,430

6.00% (1)	08/01/29	160,000	126,600

Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer

6.75% (1)	10/15/27	150,000	133,857

Issues	Maturity Date	Principal Amount	Value

Insurance (Continued)

Aon Corp. / Aon Global Holdings PLC

3.90%	02/28/52	$270,000	$222,588

Athene Global Funding

1.61% (1)	06/29/26	285,000	248,540

1.99% (1)	08/19/28	425,000	352,652

3.21% (1)	03/08/27	135,000	122,886

Berkshire Hathaway Finance Corp.

3.85%	03/15/52	270,000	231,857

Brown & Brown, Inc.

4.95%	03/17/52	200,000	175,874

Farmers Exchange Capital

7.05% (1)	07/15/28	500,000	550,193

Farmers Insurance Exchange

4.75% (3 mo. USD LIBOR + 3.231%) (1),(2)	11/01/57	5,000	4,521

Nationwide Mutual Insurance Co.

4.12% (3 mo. USD LIBOR + 2.290%) (1),(2)	12/15/24	1,000,000	1,000,229

Teachers Insurance & Annuity Association of America

4.38% (3 mo. USD LIBOR + 2.661%) (1),(2)	09/15/54	675,000	663,584

			4,060,811

Internet — 0.3%

Cogent Communications Group, Inc.

7.00% (1)	06/15/27	125,000	119,691

Netflix, Inc.

5.88%	02/15/25	485,000	493,745

Tencent Holdings, Ltd.

3.68% (1)	04/22/41	285,000	226,834

Total Internet

(Cost: $947,061)			840,270

Machinery-Diversified — 0.2%

OT Merger Corp.

7.88% (1)	10/15/29	425,000	248,247

Titan Acquisition, Ltd. / Titan Co-Borrower LLC

7.75% (1)	04/15/26	140,000	130,900

Total Machinery-diversified

(Cost: $565,000)			379,147

Media — 1.3%

Cable One, Inc.

4.00% (1)	11/15/30	415,000	342,043

CCO Holdings LLC / CCO Holdings Capital Corp.

4.25% (1)	01/15/34	510,000	395,747

4.50%	05/01/32	275,000	222,863

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

June 30, 2022

Issues	Maturity Date	Principal Amount	Value

Media (Continued)

Charter Communications Operating LLC / Charter Communications Operating Capital

2.30%	02/01/32	$165,000	$125,392

4.80%	03/01/50	65,000	51,822

5.25%	04/01/53	355,000	300,724

5.38%	05/01/47	125,000	107,299

5.75%	04/01/48	360,000	324,770

CSC Holdings LLC

4.13% (1)	12/01/30	350,000	273,189

5.38% (1)	02/01/28	25,000	21,688

Diamond Sports Group LLC / Diamond Sports Finance Co.

5.38% (1)	08/15/26	522,000	131,152

DirecTV Financing LLC / DirecTV Financing Co-Obligor Inc.

5.88% (1)	08/15/27	225,000	192,283

Gray Escrow II, Inc.

5.38% (1)	11/15/31	140,000	112,270

Sirius XM Radio, Inc.

3.88% (1)	09/01/31	290,000	231,474

Time Warner Cable LLC

5.50%	09/01/41	120,000	104,955

Virgin Media Secured Finance PLC (United Kingdom)

5.50% (1)	05/15/29	200,000	179,227

			3,116,898

Metal Fabricate & Hardware — 0.0%

Advanced Drainage Systems, Inc.

6.38% (1)	06/15/30	125,000	122,286

Mining — 0.2%

Corp. Nacional del Cobre de Chile

3.15% (9)	01/14/30	350,000	307,076

Indonesia Asahan Aluminium Persero PT

6.53% (1)	11/15/28	300,000	304,968

			612,044

Miscellaneous Manufacturers — 0.8%

General Electric Co.

1.89%(3 mo. USD LIBOR + 0.480%) (2)	08/15/36	2,400,000	1,906,218

Oil & Gas — 0.8%

Ecopetrol S.A.

6.88%	04/29/30	200,000	176,800

KazMunayGas National Co. JSC

3.50% (9)	04/14/33	200,000	144,429

Occidental Petroleum Corp.

0.00% (10)	10/10/36	513,000	255,009

Pertamina Persero PT (Indonesia)

3.10% (1)	08/27/30	200,000	174,500

Petroleos Mexicanos

6.63%	06/15/35	385,000	264,495

Issues	Maturity Date	Principal Amount	Value

Oil & Gas (Continued)

6.75%	09/21/47	$75,000	$46,572

6.95%	01/28/60	130,000	80,340

7.69%	01/23/50	170,000	116,124

Petronas Capital, Ltd.

3.50% (1)	04/21/30	200,000	189,605

Sunoco LP / Sunoco Finance Corp.

4.50%	05/15/29	283,000	235,165

4.50% (1)	04/30/30	86,000	69,590

Transocean Poseidon, Ltd.

6.88% (1)	02/01/27	294,375	259,434

			2,012,063

Oil & Gas Services — 0.1%

Archrock Partners LP / Archrock Partners Finance Corp.

6.25% (1)	04/01/28	140,000	123,942

Transocean Proteus, Ltd.

6.25% (1)	12/01/24	87,750	81,925

USA Compression Partners LP / USA Compression Finance Corp.

6.88%	04/01/26	162,000	147,574

			353,441

Packaging & Containers — 0.7%

Amcor Finance USA, Inc.

3.63%	04/28/26	400,000	384,632

Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.

5.25% (1)	08/15/27	50,000	35,788

5.25% (1)	08/15/27	410,000	297,894

Ball Corp.

4.00%	11/15/23	90,000	89,325

Berry Global, Inc.

1.57%	01/15/26	335,000	299,235

1.65%	01/15/27	140,000	122,661

4.88% (1)	07/15/26	85,000	81,282

Graphic Packaging International LLC

4.75% (1)	07/15/27	130,000	122,525

Trivium Packaging Finance BV (Netherlands)

5.50% (1)	08/15/26	325,000	307,885

8.50% (1)	08/15/27	50,000	47,188

			1,788,415

Pharmaceuticals — 1.5%

AbbVie, Inc.

4.50%	05/14/35	816,000	793,240

Bayer US Finance II LLC

4.38% (1)	12/15/28	590,000	575,147

4.63% (1)	06/25/38	515,000	465,797

4.88% (1)	06/25/48	285,000	256,812

Cigna Corp.

3.88%	10/15/47	170,000	140,536

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Issues	Maturity Date	Principal Amount	Value

Pharmaceuticals (Continued)

CVS Health Corp.

5.05%	03/25/48	$685,000	$656,388

Embecta Corp.

5.00% (1)	02/15/30	400,000	339,048

Endo Dac / Endo Finance LLC / Endo Finco, Inc.

6.00% (1)	06/30/28	406,000	35,017

Option Care Health, Inc.

4.38% (1)	10/31/29	275,000	236,090

Prestige Brands, Inc.

3.75% (1)	04/01/31	300,000	249,249

			3,747,324

Pipelines — 1.5%

Enbridge Energy Partners LP

5.88%	10/15/25	50,000	52,335

Energy Transfer LP

5.15%	03/15/45	325,000	277,759

5.40%	10/01/47	831,000	731,970

6.63% (3 mo. USD LIBOR + 4.155%) (2),(8)	02/15/28	634,000	469,250

Global Partners LP / GLP Finance Corp.

6.88%	01/15/29	275,000	233,085

NGL Energy Operating LLC / NGL Energy Finance Corp.

7.50% (1)	02/01/26	145,000	130,681

Plains All American Pipeline LP / PAA Finance Corp.

3.80%	09/15/30	500,000	442,489

Rockies Express Pipeline LLC

4.80% (1)	05/15/30	125,000	104,687

4.95% (1)	07/15/29	425,000	364,357

Texas Eastern Transmission LP

2.80% (1)	10/15/22	300,000	299,682

TransMontaigne Partners LP / TLP Finance Corp.

6.13%	02/15/26	265,000	235,850

Venture Global Calcasieu Pass LLC

3.88% (1)	08/15/29	425,000	372,916

			3,715,061

Real Estate — 0.0%

China Aoyuan Group Ltd

6.35% (7),(9)	02/08/24	400,000	39,180

Sunac China Holdings Ltd.

6.50% (7),(9),(11)	01/10/25	200,000	30,176

Zhenro Properties Group Ltd.

6.63% (7),(9)	01/07/26	200,000	14,581

Total Real Estate

(Cost: $430,855)			83,937

Issues	Maturity Date	Principal Amount		Value

REIT — 1.7%

American Assets Trust LP

3.38%	02/01/31		$275,000	$234,993

American Campus Communities Operating Partnership LP

2.25%	01/15/29		140,000	129,676

2.85%	02/01/30		390,000	371,863

Ascendas Real Estate Investment Trust

0.75% (9)	06/23/28	EUR	115,000	96,902

GLP Capital LP / GLP Financing II, Inc.

5.30%	01/15/29		210,000	201,665

5.38%	04/15/26		621,000	608,887

5.75%	06/01/28		345,000	337,562

Healthcare Trust of America Holdings LP

2.00%	03/15/31		190,000	147,469

3.10%	02/15/30		70,000	60,238

Hudson Pacific Properties LP

3.95%	11/01/27		275,000	262,093

Iron Mountain Information Management Services, Inc.

5.00% (1)	07/15/32		420,000	340,872

LXP Industrial Trust

2.70%	09/15/30		275,000	226,170

Piedmont Operating Partnership LP

3.40%	06/01/23		425,000	423,013

VICI Properties LP

4.95%	02/15/30		15,000	14,207

5.13%	05/15/32		250,000	236,145

5.63%	05/15/52		134,000	122,249

VICI Properties LP / VICI Note Co., Inc.

3.75% (1)	02/15/27		15,000	13,198

3.88% (1)	02/15/29		150,000	129,303

4.50% (1)	01/15/28		40,000	36,524

4.50% (1)	09/01/26		80,000	73,800

4.63% (1)	06/15/25		20,000	19,074

5.75% (1)	02/01/27		95,000	90,867

				4,176,770

Retail — 0.7%

1011778 BC ULC / New Red Finance, Inc.

4.00% (1)	10/15/30		300,000	242,250

Asbury Automotive Group, Inc.

5.00% (1)	02/15/32		100,000	81,867

Bloomin’ Brands, Inc. / OSI Restaurant Partners LLC

5.13% (1)	04/15/29		285,000	243,319

Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc.

6.75% (1)	01/15/30		450,000	347,625

FirstCash, Inc.

5.63% (1)	01/01/30		280,000	245,658

Michaels Cos, Inc. (The)

7.88% (1)	05/01/29		590,000	390,586

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

June 30, 2022

Issues	Maturity Date	Principal Amount		Value

Retail (Continued)

Papa John’s International, Inc.

3.88% (1)	09/15/29		$285,000	$234,806

				1,786,111

Savings & Loans — 0.4%

Nationwide Building Society (United Kingdom)

2.97% (SOFR + 1.290%) (1),(2)	02/16/28		250,000	229,167

3.77% (3 mo. USD LIBOR + 1.064%) (1),(2)	03/08/24		520,000	518,782

4.36% (3 mo. USD LIBOR + 1.392%) (1),(2)	08/01/24		150,000	150,230

Total Savings & Loans

(Cost: $938,047)				898,179

Semiconductors — 0.2%

Broadcom, Inc.

4.30%	11/15/32		150,000	136,644

TSMC Arizona Corp.

4.25%	04/22/32		260,000	257,171

				393,815

Software — 0.2%

Change Healthcare Holdings LLC / Change Healthcare Finance, Inc.

5.75% (1)	03/01/25		23,000	22,540

Oracle Corp.

2.88%	03/25/31		60,000	49,459

3.80%	11/15/37		80,000	62,619

3.95%	03/25/51		545,000	400,662

				535,280

Telecommunications — 3.3%

AT&T, Inc.

3.80%	12/01/57		503,000	391,830

4.75%	05/15/46		530,000	491,730

4.85%	03/01/39		348,000	333,318

5.25%	03/01/37		705,000	730,648

Frontier Communications Holdings LLC

5.00% (1)	05/01/28		350,000	299,449

Global Switch Finance BV

1.38% (9)	10/07/30	EUR	315,000	268,077

Intelsat Jackson Holding S. A. (Escrow)

8.50% (1),(7)	10/15/24		535,000	—

9.75% (1),(7)	07/15/25		621,000	—

Intelsat Jackson Holdings S. A.

6.50% (1)	03/15/30		397,000	328,414

Level 3 Financing, Inc.

3.40% (1)	03/01/27		75,000	65,282

3.88% (1)	11/15/29		400,000	331,145

Issues	Maturity Date	Principal Amount		Value

Telecommunications (Continued)

4.63% (1)	09/15/27		$176,000	$150,553

Lumen Technologies, Inc.

5.38% (1)	06/15/29		425,000	337,577

Qwest Corp.

7.25%	09/15/25		250,000	258,438

SES GLOBAL Americas Holdings Inc.

5.30% (1)	03/25/44		675,000	576,638

Sprint Corp.

7.88%	09/15/23		373,000	385,682

Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC

4.74% (1)	03/20/25		1,199,690	1,200,786

T-Mobile USA, Inc.

2.25%	02/15/26		75,000	67,858

2.55%	02/15/31		140,000	117,950

2.63%	04/15/26		489,000	444,208

3.88%	04/15/30		235,000	219,536

4.38%	04/15/40		350,000	313,062

4.75%	02/01/28		186,000	180,894

Vmed O2 UK Financing I PLC

4.25% (1)	01/31/31		260,000	209,725

Vodafone Group PLC (United Kingdom)

4.88%	06/19/49		529,000	485,704

				8,188,504

Utilities — 0.1%

Duke Energy Corp.

3.85%	06/15/34	EUR	130,000	133,753

Total Corporate Bonds

(Cost: $96,181,636)				85,334,021

MUNICIPAL BONDS — 0.8%

Alabama Economic Settlement Authority, Revenue Bond

4.26%	09/15/32		$705,000	703,681

County of Miami-Dade FL Aviation Revenue, Revenue Bond

3.45%	10/01/30		130,000	121,098

Metropolitan Transportation Authority

5.18%	11/15/49		55,000	57,544

New York State Dormitory Authority, Revenue Bond

5.29%	03/15/33		1,000,000	1,067,555

Total Municipal Bonds

(Cost: $2,080,579)				1,949,878

FOREIGN GOVERNMENT BONDS — 1.3%

Abu Dhabi Government International Bond

2.50% (9)	09/30/29		200,000	184,420

Airport Authority Hong Kong

3.25% (1)	01/12/52		200,000	163,700

Brazilian Government International Bond

3.88%	06/12/30		200,000	168,193

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Issues	Maturity Date	Principal Amount	Value

FOREIGN GOVERNMENT BONDS (Continued)

Colombia Government International Bond

3.00%	01/30/30	$50,000	$38,231

Dominican Republic International Bond

4.50% (1)	01/30/30	200,000	161,114

Egypt Government International Bond

5.25% (9)	10/06/25	200,000	164,158

Guatemala Government Bond

4.90% (9)	06/01/30	200,000	183,381

Mexico Government International Bond

2.66%	05/24/31	438,000	361,560

Panama Government International Bond

3.16%	01/23/30	250,000	223,412

Philippine Government International Bond

2.46%	05/05/30	200,000	174,992

Qatar Government International Bond

4.50% (9)	04/23/28	350,000	363,510

Saudi Government International Bond

3.25% (9)	10/26/26	200,000	196,000

3.63% (9)	03/04/28	300,000	296,580

South Africa Government Bond

4.88%	04/14/26	350,000	332,577

Uruguay Government International Bond

4.38%	01/23/31	200,000	202,730

Total Foreign Government Bonds

(Cost: $3,645,260)			3,214,558

Total Fixed Income Securities

(Cost: $278,183,653)			250,411,611

Security		Shares

COMMON STOCK —7.0%

Agriculture — 0.5%

Altria Group, Inc.		12,670	529,226

British American Tobacco PLC (SP ADR) (United Kingdom)		15,706	673,944

			1,203,170

Banks — 1.2%

Bank of America Corp.		28,443	885,431

Comerica, Inc.		2,317	170,021

JPMorgan Chase & Co.		9,423	1,061,124

Wells Fargo & Co.		19,525	764,794

			2,881,370

Media — 0.1%

Warner Bros Discovery, Inc.(12)		10,003	134,240

Oil & Gas — 1.1%

BP PLC (SP ADR) (United Kingdom)		20,274	574,768

Chevron Corp.		84	12,162

Security	Shares

Oil & Gas (Continued)

Exxon Mobil Corp.	80	$6,851

Shell PLC (ADR) (United Kingdom)	12,146	635,115

Sunoco LP	26,257	978,073

TotalEnergies SE (SP ADR) (France)	11,488	604,728

		2,811,697

Oil & Gas Services — 0.5%

USA Compression Partners LP	79,823	1,334,641

Pipelines — 0.8%

Energy Transfer LP	103,400	1,031,932

Enterprise Products Partners LP	38,393	935,638

		1,967,570

REIT — 1.7%

AGNC Investment Corp.	144,641	1,601,176

Annaly Capital Management, Inc.	165,767	979,683

Gaming and Leisure Properties, Inc.	15,119	693,357

New Residential Investment Corp.	55,339	515,759

Redwood Trust, Inc.	61,963	477,735

		4,267,710

Telecommunications — 1.1%

AT&T, Inc.	54,617	1,144,772

Intelsat S.A.(7)	11,069	312,699

Lumen Technologies, Inc.	46,584	508,232

Verizon Communications, Inc.	15,224	772,618

		2,738,321

Total Common Stock

(Cost: $16,766,997)		17,338,719

RIGHTS — 0.0%

Telecommunications — 0.0%

Intelsat S.A.(7)	1,158	—

Intelsat S.A.(7)	1,158	—

Total Rights

(Cost: $—)		—

PURCHASED OPTIONS(13) (0.0%) (Cost: $59,157)		3,600

MONEY MARKET INVESTMENTS — 0.1%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 1.43% (14)	212,032	212,032

Total Money Market Investments

(Cost: $212,032)		212,032

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

June 30, 2022

Issues	Maturity Date	Principal Amount	Value

SHORT TERM INVESTMENTS — 3.0%

U.S. TREASURY SECURITIES — 3.0%

U.S. Treasury Bill

1.38% (15)	10/20/22	$5,500,000	$5,466,910

0.64% (15)	09/01/22	1,800,000	1,795,195

Total U.S. Treasury Securities

(Cost: $7,274,868)			7,262,105

Total Short Term Investments

(Cost: $7,274,868)			7,262,105

Total Investments (111.7%)

(Cost: $302,496,707)			275,228,067

Liabilities In Excess Of Other Assets (-11.7%)			(28,901,200)

Net Assets (100.0%)			$246,326,867

Futures Contracts

Number of Contracts	Type	Expiration Date	Notional Contract Value	Market Value	Net Unrealized Appreciation (Depreciation)
Long Futures
45	2-Year U.S Treasury Note Futures	09/30/22	$9,498,527	$9,450,703	$(47,824)
284	5-Year U.S Treasury Note Futures	09/30/22	32,116,241	31,879,000	(237,241)

			$41,614,768	$41,329,703	$(285,065)

Short Futures
299	10-Year U.S. Treasury Note Futures	09/21/22	$(38,685,602)	$(38,085,125)	$600,477
2	Euro-Bund Future	09/8/22	(308,655)	(311,084)	(2,429)
82	U.S. Ultra Long Bond Futures	09/21/22	(13,030,360)	(12,656,187)	374,173

			$(52,024,617)	$(51,052,396)	$972,221

Forward Currency Exchange Contracts

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
BUY (16)
Citibank N.A.	EUR	478,000	07/08/22	503,286	499,819	(3,467)

				$503,286	$499,819	$(3,467)

SELL (17)
Goldman Sachs & Co.	EUR	95,000	07/08/22	$100,123	$99,337	$786
Citibank N.A.	EUR	383,000	07/08/22	404,434	400,482	3,952
Citibank N.A.	EUR	478,000	10/07/22	506,608	503,135	3,473

				$1,011,165	$1,002,954	$8,211

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Centrally Cleared — Interest Rate Swap Agreements
Notional Amount	Expiration Date	Payment Made by Fund Frequency	Payment Made by Fund	Payment Received by Fund Frequency	Payment Received by Fund	Unrealized Appreciation (Depreciation)	Premium Paid	Value
4,725,000 (18)	07/24/25	Quarterly	3-Month USD LIBOR	Semi-Annual	1.034%	$(174,628)	$ —	$(174,628)
6,380,000 (18)	07/24/25	Quarterly	3-Month USD LIBOR	Semi-Annual	1.026%	(236,748)	$ —	(236,748)
3,190,000 (18)	07/24/25	Quarterly	3-Month USD LIBOR	Semi-Annual	1.073%	(115,569)	$ —	(115,569)
7,515,000 (18)	09/28/25	Quarterly	3-Month USD LIBOR	Semi-Annual	1.390%	(218,723)	$ —	(218,723)
7,445,000 (18)	12/07/25	Quarterly	3-Month USD LIBOR	Semi-Annual	1.688%	(168,749)	$ —	(168,749)
530,000 (18)	07/24/53	Semi-Annual	1.773%	Quarterly	3-Month USD LIBOR	113,138	$ —	113,138
265,000 (18)	07/24/53	Semi-Annual	1.808%	Quarterly	3-Month USD LIBOR	54,738	$ —	54,738
400,000 (18)	07/24/53	Semi-Annual	1.785%	Quarterly	3-Month USD LIBOR	84,400	$ —	84,400
640,000 (18)	09/28/53	Semi-Annual	1.870%	Quarterly	3-Month USD LIBOR	122,508	$ —	122,508
625,000 (18)	12/07/53	Semi-Annual	1.743%	Quarterly	3-Month USD LIBOR	133,613	$ —	133,613

						$(406,020)	$ —	$ (406,020)

Purchased Options — Exchange Traded

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation (Depreciation)
Call
Eurodollar Futures	98.75	9/16/22	74	185,000	$1,850	$44,183	$(42,333)
Eurodollar Futures	98.38	9/16/22	35	87,500	1,750	14,974	(13,224)

					$3,600	$59,157	$(55,557)

Written Options — Exchange Traded

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation (Depreciation)
Call
Eurodollar Futures	99.00	9/16/22	(170)	$(425,000)	$(2,125)	$(56,271)	54,146

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

June 30, 2022

Written Options — Exchange Traded

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation (Depreciation)
Equity Options Call
BP Plc	34.00	10/21/22	(202)	$(572,670)	$(14,443)	$(32,617)	$18,174
Comerica, Inc.	95.00	7/15/22	(23)	(168,774)	(230)	(7,279)	7,049
JPMorgan Chase & Co.	170.00	10/21/22	(36)	(405,396)	(144)	(6,575)	6,431
TotalEnergies	60.00	7/15/22	(114)	(580,944)	(342)	(34,880)	34,538
Wells Fargo & Co.	62.50	10/21/22	(98)	(383,866)	(392)	(12,394)	12,002

					$(15,551)	$(93,745)	$78,194

Notes to the Schedule of Investments:

ACES	Alternative Credit Enhancement Securities.
CLO	Collateralized Loan Obligation.
EETC	Enhanced Equipment Trust Certificate.
I/F	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	Interest Only Security.
PAC	Planned Amortization Class.
SOFR	Secured Overnight Financing Rate.
TAC	Target Amortization Class.
TBA	To Be Announced.
EUR	Euro Currency.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At June 30, 2022, the value of these securities amounted to $100,989,133 or 41.0% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.
(2)	Floating or variable rate security. The interest shown reflects the rate in effect at June 30, 2022.
(3)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(4)	This security is a residual or equity position that does not have a stated interest rate. This residual or equity position is entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debtholders and fund expenses.
(5)	Security purchased on a forward commitment with an approximate principal amount. The actual principal amount and maturity date will be determined upon settlement when the security is delivered.
(6)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans. Cost basis has been adjusted.
(7)	For fair value measurement disclosure purposes, security is categorized as Level 3. Security is valued using significant unobservable inputs.
(8)	Perpetual maturity.
(9)	Investments issued under Regulation S of the Securities Act of 1933, as amended, may not be offered, sold, or delivered within the United States except under special exemptions. At June 30, 2022, the value of these securities amounted to $2,288,470 or 0.9% of net assets.
(10)	Security is not accruing interest.
(11)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest by the issuer. Income is not being accrued.
(12)	Non-income producing security.
(13)	See options table for description of purchased options.
(14)	Rate disclosed is the 7-day net yield as of June 30, 2022.
(15)	Rate shown represents yield-to-maturity.
(16)	Fund buys foreign currency, sells U.S. Dollar.
(17)	Fund sells foreign currency, buys U.S. Dollar.
(18)	This instrument has a forward starting effective date. See Note 2, Significant Accounting Policies in the Notes to Financial Statements for further information.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Investments by Sector (Unaudited)	June 30, 2022

Sector	Percentage of Net Assets
Corporate Bonds	34.6%
Residential Mortgage-Backed Securities — Non-Agency	27.5
Asset-Backed Securities	16.9
Residential Mortgage-Backed Securities — Agency	12.1
Common Stock	7.0
Commercial Mortgage-Backed Securities — Non-Agency	6.8
Short Term Investments	3.0
Commercial Mortgage-Backed Securities — Agency	1.6
Foreign Government Bonds	1.3
Municipal Bonds	0.8
Money Market Investments	0.1
Purchased Options	0.0 *
Rights	0.0 *
Other*	(11.7)

Total	100.0%

*	Value rounds to less than 0.1% of net assets.
**	Includes cash, futures, written options, foreign currency exchange contracts, swap agreements, pending trades, interest receivable, and accrued expenses payable.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Fair Valuation Summary (Unaudited)	June 30, 2022

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$41,592,447	$—	$41,592,447
Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — Agency	—	4,054,685	—	4,054,685
Commercial Mortgage-Backed Securities — Non-Agency	—	16,652,991	—	16,652,991
Residential Mortgage-Backed Securities — Agency	—	29,793,908	—	29,793,908
Residential Mortgage-Backed Securities — Non-Agency	—	64,101,227	3,717,896	67,819,123

Total Mortgage-Backed Securities	—	114,602,811	3,717,896	118,320,707

Corporate Bonds*	—	85,250,084	83,937	85,334,021
Municipal Bonds	—	1,949,878	—	1,949,878
Foreign Government Bonds	—	3,214,558	—	3,214,558

Total Fixed Income Securities	—	246,609,778	3,801,833	250,411,611

Common Stock*	17,026,020	—	312,699	17,338,719
Rights*	—	—	—	—
Purchased Options	3,600	—	—	3,600
Money Market Investments	212,032	—	—	212,032
Short Term Investments	7,262,105	—	—	7,262,105

Total Investments	$24,503,757	$246,609,778	$4,114,532	$275,228,067

Asset Derivatives
Forward Currency Contracts
Foreign Currency Risk	—	8,211	—	8,211
Futures Contracts
Interest Rate Risk	974,650	—	—	974,650
Swap Agreements
Interest Rate Risk	—	508,397	—	508,397

Total	$25,478,407	$247,126,386	$4,114,532	$276,719,325

Liability Derivatives
Futures Contracts
Interest Rate Risk	$(287,494)	$—	$—	$(287,494)
Forward Currency Contracts
Foreign Currency Risk	—	(3,467)	—	(3,467)
Swap Agreements
Interest Rate Risk	—	(914,417)	—	(914,417)
Written Options
Equity Risk	(2,125)	—	—	(2,125)
Interest Rate Risk	(15,551)	—	—	(15,551)

Total	$(305,170)	$(917,884)	$—	$(1,223,054)

*	See Schedule of Investments for corresponding industries.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Statement of Assets and Liabilities (Unaudited)	June 30, 2022

ASSETS:
Investments, at Value (Cost: $302,496,707)	$275,228,067
Cash	440
Receivable for Securities Sold	17,920,971
Cash Collateral Held for Brokers	2,998,285
Interest and Dividends Receivable	2,017,024
Receivable for Variation Margin on Centrally Cleared Interest Rate Swap Agreements	64,710
Unrealized Appreciation on Forward Foreign Currency Contracts	8,211
Foreign Tax Reclaims Receivable	4,754

Total Assets	298,242,462

LIABILITIES:
Payables for Securities Purchased	48,352,721
Distributions Payable	2,628,199
Accrued Other Expenses	389,078
Payable for Variation Margin on Open Futures Contracts	368,077
Accrued Investment Advisory Fees	123,938
Accrued Directors’ Fees and Expenses	19,196
Options Written, at Value (Premium Received $150,016)	17,676
Interest Expense Payable	13,243
Unrealized Depreciation on Forward Foreign Currency Contracts	3,467

Total Liabilities	51,915,595

NET ASSETS	$246,326,867

NET ASSETS CONSIST OF:
Common Stock, par value $0.01 per share (75,000,000 shares authorized, 47,785,440 shares issued and outstanding)	$477,854
Paid-in Capital	269,520,224
Accumulated Earnings (Loss)	(23,671,211)

NET ASSETS	$246,326,867

NET ASSET VALUE PER SHARE	$5.15

MARKET PRICE PER SHARE	$4.83

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Statement of Operations (Unaudited)	Six Months Ended June 30, 2022

INVESTMENT INCOME:
Income
Interest	$6,849,128
Dividends (net of foreign withholding taxes of $2,444)	618,692

Total Investment Income	7,467,820

Expenses
Investment Advisory Fees	772,043
Audit and Tax Service Fees	122,104
Directors’ Fees and Expenses	59,246
Legal Fees	43,472
Printing and Distribution Costs	31,061
Insurance Expense	29,444
Custodian Fees	28,349
Interest Expense	27,740
Proxy Expense	25,988
Transfer Agent Fees	25,314
Listing Fees	24,270
Administration Fees	20,269
Accounting Fees	9,221
Miscellaneous Expense	4,214

Total Expenses	1,222,735

Net Investment Income	6,245,085

NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN, SWAP AGREEMENTS AND FOREIGN CURRENCY:
Net Realized Gain (Loss) on:
Investments	(2,883,323)
Foreign Currency	1,071
Foreign Currency Forward Contracts	28,991
Futures Contracts	4,867,720
Written Options	(460,466)
Swap Agreements	26,567
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(29,017,261)
Foreign Currency	(15)
Foreign Currency Forward Contracts	(22,569)
Futures Contracts	1,036,934
Written Options	180,023
Swap Agreements	(202,777)

Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts, Options Written, Swap Agreements and Foreign Currency	(26,445,105)

DECREASE IN NET ASSETS FROM OPERATIONS	$(20,200,020)

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Statements of Changes in Net Assets (Unaudited)

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
OPERATIONS:
Net Investment Income	$6,245,085	$15,231,744
Net Realized Gain on Investments, Futures Contracts, Options Written, Swap Agreements and Foreign Currency	1,580,560	6,702,266
Change in Unrealized Depreciation on Investments, Futures Contracts, Options Written, Swap Agreements and Foreign Currency	(28,025,665)	(11,909,559)

Increase (Decrease) in Net Assets Resulting from Operations	(20,200,020)	10,024,451

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Shareholders	(5,256,402)	(17,518,903)

Shares Issued in Reinvestment of Dividends (37,001 for the six months ended June 30, 2022 and 0 for the year ended December 31, 2021)	210,539	—

Total Decrease in Net Assets	(25,245,883)	(7,494,452)

NET ASSETS:
Beginning of period	271,572,750	279,067,202

End of period	$246,326,867	$271,572,750

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited)

Note 1 — Organization

TCW Strategic Income Fund, Inc. (the “Fund”) was incorporated in Maryland on January 13, 1987 as a diversified, closed-end investment management company and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Its shares are traded on the New York Stock Exchange under the symbol TSI. The Fund commenced operations on March 5, 1987. The Fund’s investment objective is to seek a total return comprised of current income and capital appreciation, and it seeks to achieve its investment objective by investing in a wide range of securities including convertible securities, marketable equity securities, investment-grade debt securities, high-yield debt securities, securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government Securities”), repurchase agreements, mortgage-related securities, asset-backed securities, money market securities, and other securities and derivative instruments without limit believed by the Fund’s investment advisor to be consistent with the Fund’s investment objective. TCW Investment Management Company LLC (the “Advisor”) is the investment advisor to the Fund and is registered under the Investment Advisers Act of 1940, as amended.

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and which are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) No. 946, Financial Services—Investment Companies. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements.

Principles of Accounting:    The Fund uses the accrual method of accounting for financial reporting purposes.

Security Valuations:    Securities listed or traded on the NYSE and other stock exchanges are valued at the latest sale price on that exchange. Securities traded on the NASDAQ stock market (“NASDAQ”) are valued using official closing prices as reported by NASDAQ, which may not be the last sale price. All other securities for which over-the-counter (“OTC”) market quotations are readily available, including short-term securities, swap agreements and forward currency contracts, are valued with prices furnished by independent pricing services or by broker-dealers.

Securities for which market quotations are not readily available, including in circumstances under which it is determined by the Advisor that prices received are not reflective of their market values, are valued by the Advisor’s Pricing Committee in accordance with the guidelines established by the Board of Directors of the Fund (the “Board,” and each member thereof, a “Director”) and under the general oversight of the Board.

Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses investments in its financial statements in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurements based on inputs. Inputs that go into fair value measurement refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, developed based on market data obtained from sources independent of the reporting entity. Unobservable

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 2 — Significant Accounting Policies (Continued)

inputs are inputs that reflect the reporting entity’s own assumptions about the inputs market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 —	quoted prices in active markets for identical investments.
Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized as Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value Measurements:    Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”).    The fair value of ABS and MBS is estimated based on pricing models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized as Level 2 of the fair value hierarchy; otherwise, they would be categorized as Level 3.

Corporate bonds.    The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized as Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized as Level 3 of the hierarchy.

TCW Strategic Income Fund, Inc.

June 30, 2022

Note 2 — Significant Accounting Policies (Continued)

Equity securities.    Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are generally categorized as Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are generally categorized as Level 2 of the fair value hierarchy; if a discount is applied and significant, they are categorized as Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Certain foreign securities that are fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets are categorized as Level 2 of the fair value hierarchy.

Foreign currency contracts.    The fair values of foreign currency contracts are derived from indices, reference rates, and other inputs or a combination of these factors. To the extent that these factors can be observed, foreign currency contracts are categorized as Level 2 of the fair value hierarchy.

Futures contracts.    Futures contracts are generally valued at the settlement price established at the close of business each day by the exchange on which they are traded. They are categorized as Level 1.

Government and agency securities.    Government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, government and agency securities are normally categorized as Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

Interest rate swaps.    Interest rate swaps are fair valued using pricing models that take into account, among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps are categorized as Level 2; otherwise, the fair values are categorized as Level 3.

Money market funds.    Money market funds are open-end mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported net asset value (“NAV”), they are categorized as Level 1 of the fair value hierarchy.

Municipal bonds.    Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-wanted lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds are categorized as Level 2; otherwise, the fair values are categorized as Level 3.

Options contracts.    Option contracts traded on securities exchanges are fair valued using market mid prices; as such, they are categorized as Level 1. Option contracts traded OTC are fair valued based on pricing models and incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at the-money, and out-of-money contracts on a given strike price. To the extent that these inputs are observable and timely, the fair value of OTC option contracts would be categorized as Level 2; otherwise, the fair values would be categorized as Level 3.

Restricted securities.    Restricted securities, including illiquid Rule 144A securities, issued by non-public entities are categorized as Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 2 — Significant Accounting Policies (Continued)

be categorized as Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

Short-term investments.    Short-term investments are valued using market price quotations, and are categorized as Level 1 or Level 2 of the fair value hierarchy.

The summary of the inputs used as of June 30, 2022 in valuing the Fund’s investments is listed after the Investments by Sector table.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Common Stock	Corporate Bonds	Residential Mortgage-Backed Securities — Non- Agency
Balance as of December 31, 2021	$—	$79,000	$5,110,040
Accrued Discounts (Premiums)	—	41,224	(332,648)
Realized Gain (Loss)	—	—	(32,999)
Change in Unrealized Appreciation (Depreciation)	(613,877)	(293,001)	(955,417)
Purchases	926,576	—	—
Sales	—	—	(71,080)
Transfers in to Level 3 (1)	—	256,714 (1)	—
Transfers out of Level 3 (1)	—	—	—

Balance as of June 30, 2022	$312,699	$83,937	$3,717,896

Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2022	$(613,877)	$(293,001)	$(961,563)

(1)	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

Significant unobservable valuation inputs for Level 3 investments as of June 30, 2022 are as follows:

Description	Fair Value at June 30, 2022	Valuation Techniques	Unobservable Input	Price or Price Range	Weighted Average Price	Input to Valuation If Input Increases
Common Stock	$312,699	Third-party Vendor	Vendor Prices	$28.250	$28.250	Increase
Corporate Bonds	$83,937	Third-party Vendor	Vendor Prices	$7.291 to $15.088	$10.492	Increase
Residential Mortgage-Backed Securities — Non-Agency (Interest Only Collateral Strip Rate Securities)	$497,476	Third-party Vendor	Vendor Prices	$ 0.061 to $ 6.663	$1.242	Increase
Residential Mortgage-Backed Securities — Non-Agency (Interest Only Securities)	$3,220,420	Third-party Vendor	Vendor Prices	$1.187 to $18.387	$6.036	Increase
Rights	$0	Third-party Vendor	Vendor Prices	$ 0	$0	Increase

Security Transactions and Related Investment Income:    Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. REIT dividends are recorded as income for accounting purposes. Any portion that is return of capital will be reflected as a tax adjustment upon receiving annual tax documentation from the REIT. Realized gains and losses on investments are recorded on the basis of specific identification.

TCW Strategic Income Fund, Inc.

June 30, 2022

Note 2 — Significant Accounting Policies (Continued)

Use of Estimates:    The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Foreign Currency Translation:    The books and records of the Fund are maintained in U.S. dollars as follows: (1) foreign currency denominated securities, and other assets and liabilities stated in foreign currencies are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statement of Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income for federal income tax purposes.

Distributions:    Distributions to shareholders are recorded on each ex-dividend date. The Fund declared and paid or reinvested dividends quarterly under an income-based distribution policy. The income-based distribution policy has a stated goal of providing quarterly distributions out of the Fund’s accumulated undistributed net investment income and/or other sources subject to the requirements of the 1940 Act and Subchapter M of the Internal Revenue Code (the “Code”). The source for the dividend can come from net investment income and net realized capital gains measured on a fiscal year basis. Any portion of the distribution that exceeds income and capital gains will be treated as a return of capital. Under certain conditions, U.S. federal tax regulations cause some or all of the return of capital to be taxed as ordinary income. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences may be primarily due to differing treatments for market discount and premium, losses recognized on structured debt, losses deferred due to wash sales, foreign currency gains and losses, and spillover distributions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital and may affect net investment income per share.

Derivative Instruments:    Derivatives are financial instruments which are valued based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. A derivative contract may result in a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Fund may not be able to close out a derivative transaction at a favorable time or price.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 2 — Significant Accounting Policies (Continued)

For the period ended June 30, 2022, the Fund had derivatives and transactions in derivatives, grouped in the following risk categories:

	Equity Risk	Foreign Currency Risk	Interest Rate Risk	Total
Statement of Asset and Liabilities
Asset Derivatives
Investments (1)	$—	$—	$3,600	$3,600
Swaps Agreements (2)	—	—	508,397	508,397
Futures Contracts (3)	—	—	974,650	974,650
Forward Contracts	—	8,211	—	8,211

Total Value	$—	$8,211	$1,486,647	$1,494,858

Liability Derivatives
Forward Contracts	$—	$(3,467)	$—	$(3,467)
Written Options	(15,551)	—	(2,125)	(17,676)
Swap Agreements (2)	—	—	(914,417)	(914,417)
Futures Contracts (3)	—	—	(287,494)	(287,494)

Total Value	$(15,551)	$(3,467)	$(1,204,036)	$(1,223,054)

Statement of Operations:
Net Realized Gain (Loss)
Forward Contracts	$—	$28,991	$—	$28,991
Futures Contracts	—	—	4,867,720	4,867,720
Investments (4)	—	—	(42,054)	(42,054)
Options Written	139,704	—	(600,170)	(460,466)
Swap Agreements	—	—	26,567	26,567

Net Realized Gain	$139,704	$28,991	$4,252,063	$4,420,758

Net Change in Appreciation (Depreciation)
Forward Contracts	$—	$(22,569)	$—	$(22,569)
Futures Contracts	—	—	1,036,934	1,036,934
Investments (5)	—	—	(25,203)	(25,203)
Written Options	138,788	—	41,235	180,023
Swap Agreements	—	—	(202,777)	(202,777)

Total Net Change in Appreciation (Depreciation)	$138,788	$(22,569)	$850,189	$966,408

Number of Contracts or Notional Amounts (6)
Forward Contracts	$ —	$2,140,248	$ —	$2,140,248
Investments	—	—	157	157
Written Options	761	—	273	1,034
Swap Agreements	$ —	$ —	$31,715,000	$31,715,000
Futures Contracts	—	—	664	664

(1)	Represents purchased options, at value.
(2)

Includes cumulative appreciation (depreciation) of swap agreements as reported in the Schedule of Investments. Only variation margin on June 30, 2022 is reported within the Statement of Assets and Liabilities.

(3)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin on June 30, 2022 is reported within the Statement of Assets and Liabilities.

(4)	Represents realized gain (loss) for purchased options.
(5)	Represents change in unrealized appreciation (depreciation) for purchased options during the year.
(6)	Amount disclosed represents average number of contracts or notional amounts, which are representative of the volume traded for the period ended June 30, 2022.

Counterparty Credit Risk:    Derivative contracts may be exposed to counterparty risk. Losses can occur if the counterparty does not perform under the contract.

TCW Strategic Income Fund, Inc.

June 30, 2022

Note 2 — Significant Accounting Policies (Continued)

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

For OTC derivatives, the Fund mitigates its counterparty risk by entering into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with each counterparty. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements:    For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral pledged or received by the Fund.

Cash collateral that has been pledged to cover obligations of the Fund is reported separately on the Statement of Assets and Liabilities. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold, typically $250,000 or $500,000, before a transfer is required, which is determined at the close of each business day and the collateral is transferred on the next business day. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that the Advisor believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. For financial reporting purposes, the Fund does not offset derivative assets and derivative

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 2 — Significant Accounting Policies (Continued)

liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The Fund has implemented the disclosure requirements pursuant to FASB Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities that requires disclosures to make financial statements that are prepared under GAAP more comparable to those prepared under International Financial Reporting Standards.

Master Agreements and Netting Arrangements.    The Fund is party to various agreements, including but not limited to International Swaps and Derivatives Association Agreements and related Credit Support Annex, Master Repurchase Agreements, and Master Securities Forward Transactions Agreements (collectively “Master Agreements”), which govern the terms of certain transactions with select counterparties. These Master Agreements generally include provisions for general obligations, representations, agreements, collateral, and certain events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions (“netting arrangements”). The netting arrangements are generally tied to credit-related events that, if triggered, would cause an event of default or termination giving a Fund or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination as a result of an event of default under the Master Agreement, the total value exposure of all transactions will be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in the event of a bankruptcy or insolvency of the counterparty. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/ moratorium. Any election made by a counterparty to early terminate the transactions under a Master Agreement could have a material adverse impact on a Fund’s financial statements. A Fund’s overall exposure to credit risk subject to netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions under the relevant Master Agreement with a counterparty in a given Fund exceeds a specified threshold, net of collateral already in place, typically $250,000 or $500,000 depending on the counterparty and the type of Master Agreement. Collateral under the Master Agreements is usually in the form of cash or U.S. Treasury Bills but could include other types of securities. If permitted under the Master Agreement, certain funds may rehypothecate cash collateral received from a counterparty. The value of all derivative transactions outstanding under a Master Agreement is calculated daily to determine the amount of collateral to be received or pledged by the counterparty. Posting of collateral for OTC derivative transactions are covered under tri-party collateral agreements between the Fund, the Fund’s custodian, and each counterparty. Collateral for centrally cleared derivatives transactions are posted with the applicable derivatives clearing organization.

The following table presents the Fund’s OTC derivatives assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral received by the Fund as of June 30, 2022.

TCW Strategic Income Fund, Inc.

June 30, 2022

Note 2 — Significant Accounting Policies (Continued)

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount (1)
Citibank N.A.	7,425	(3,467)	$3,958	$—	$3,958
Goldman Sachs & Co.	786	—	786	—	786

Total	$8,211	$(3,467)	$4,744	$—	$4,744

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

Note 3 — Portfolio Investments

Mortgage-Backed and Other Asset-Backed Securities:    The Fund may invest in MBS, which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. The Fund may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association (Ginnie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) or Federal National Mortgage Corporation (Fannie Mae). The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments. The Fund may invest in stripped MBS. Stripped MBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Mortgage-backed and other asset-backed securities held by the Fund at June 30, 2022 are listed in the Fund’s Schedule of Investments.

Repurchase Agreements:    The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement (“MRA”). In a repurchase agreement, the Fund purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 3 — Portfolio Investments (Continued)

MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. The Fund had no repurchase agreements outstanding at June 30, 2022.

When-Issued, Delayed-Delivery, To Be Announced (“TBA”) and Forward Commitment Transactions:    The Fund may enter into when-issued, delayed-delivery, TBA or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, TBA or forward commitment transactions, the Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If the Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, TBA or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate with market conditions. In addition, because the Fund is not required to pay for when-issued, delayed-delivery, TBA or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not set aside liquid assets to cover the commitment. To guard against this deemed leverage, the Fund monitors the obligations under these transactions on a daily basis and ensures that the Fund has sufficient liquid assets to cover them.

Securities Lending:    The Fund may lend its securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Fund can accept money market instruments or U.S. Government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Fund earns additional income for lending its securities by investing the cash collateral in short-term investments. The Fund did not lend any securities during the period ended June 30, 2022.

Derivatives:

Forward Foreign Currency Contracts:    The Fund enters into forward foreign currency contracts as a hedge against fluctuations in foreign exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as unrealized gains or losses in the Statement of Assets and Liabilities. When a contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Outstanding foreign currency forward contracts at June 30, 2022 are disclosed in the Schedule of Investments.

Futures Contracts:    The Fund may enter into futures contracts. The Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. The Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure. Securities index futures contracts are contracts to buy or sell units of a securities index at

TCW Strategic Income Fund, Inc.

June 30, 2022

Note 3 — Portfolio Investments (Continued)

a specified future date at a price agreed upon when the contract is made, and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.

When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. During the period ended June 30, 2022, the Fund utilized treasury futures to help manage interest rate duration and credit market exposure. Futures contracts outstanding at June 30, 2022 are listed in the Fund’s Schedule of Investments.

Options:    The Fund may purchase and sell put and call options on a security or an index of securities to enhance investment performance and/or to protect against changes in market prices. The Fund may also enter into currency options to hedge against or to take advantage of currency fluctuations.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If a Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund ultimately wants to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

Purchasing foreign currency options gives a Fund the right, but not the obligation, to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These currency options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 3 — Portfolio Investments (Continued)

fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. Premiums paid for purchasing options that expire are treated as realized losses.

Options purchased or sold by a Fund may be traded on a securities or options exchange. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by an exchange or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace the expiring series, and opening transactions in existing series may be prohibited.

OTC options are options not traded on exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by a Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. During the period ended June 30, 2022, the Fund entered into written option contracts to gain exposure to the equity market.

Swap Agreements:    The Fund may enter into swap agreements. Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. The Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. The Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of the Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. The Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions).

Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. The Fund’s maximum risk of loss due to counterparty default is the discounted NAV of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life.

TCW Strategic Income Fund, Inc.

June 30, 2022

Note 3 — Portfolio Investments (Continued)

The Fund may enter into credit default swap transactions as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds (or other obligations of the reference entity with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When the Fund buys protection, it may or may not own securities of the reference entity. When the Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When the Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

Whenever the Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and the Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking-to-market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by the Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Fund are recorded as realized gains and losses, respectively. During the period ended June 30, 2022, the Fund entered into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed-rate bonds which may decrease when interest rates rise (interest rate risk). Outstanding swap agreements at June 30, 2022 are disclosed in the Schedule of Investments.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 4 — Investment Objective, Investment Strategy, and Risk Considerations

Investment objective:    The Fund’s investment objective is to seek a total return comprised of current income and capital appreciation.

Investment strategy:    The Fund seeks to achieve its investment objective by investing in a wide range of securities, including securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government Securities”), investment-grade corporate debt securities, high yield corporate debt securities, non-U.S. developed and emerging market debt mortgage-related securities, asset-backed securities, marketable small-, mid- and large-capitalization equity securities, convertible securities, money market securities, repurchase agreements, other securities and derivative instruments without limit believed by the Fund’s investment adviser to be consistent with the Fund’s investment objective. The Fund will shift and reallocate its investments on an opportunistic basis and may invest in additional asset classes other than those identified above. The Fund may also employ leverage up to 33% of its total assets (including assets purchased with borrowings). The Fund has a stated goal of providing dependable, but not assured, quarterly distributions out of accumulated net investment income and/or other sources, subject to the requirements of the 1940 Act.

Market Risk:    The Fund’s investments will fluctuate with market conditions, and so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Liquidity Risk:    The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may not be able to sell the illiquid securities at an advantageous time or price. Investments in high-yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Fund may invest in private placements and Rule 144A securities.

Interest Rate Risk:    The values of the Fund’s investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of the Fund’s investment portfolio, the greater the change in value.

Mortgage-Backed and Other Asset-Backed Securities Risk:    The Fund may invest in MBS or other ABS. The values of some mortgage-backed securities or other asset-backed securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Derivatives Risk:    Use of derivatives, which at times is an important part of the Fund’s investment strategy, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Fund to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all

TCW Strategic Income Fund, Inc.

June 30, 2022

Note 4 — Investment Objective, Investment Strategy, and Risk Considerations (Continued)

circumstances and there can be no assurance that the Fund will achieve its objective through the use of the derivatives.

Credit Risk:    The values of any of the Fund’s investments may also decline in response to events affecting the issuer or its credit rating. The lower-rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Fund invests also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline. The Fund invests a material portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market prices and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Fund.

MBS and ABS are characterized and classified in a variety of different ways. These classifications include a view of the securities’ cash flow structure (pass-through, sequential pay, prepayment-protected, interest only, principal only, etc.), the security of the claim on the underlying assets (senior, mezzanine and subordinated), as well as types of underlying collateral (prime conforming loans, prime non-conforming loans, Alt-A loans, subprime loans, commercial loans, etc.). In many cases, the classification incorporates a degree of subjectivity — a particular loan might be categorized as “prime” by the underwriting standards of one mortgage issuer while another might classify the loan as “subprime.” In addition to other functions, the risk associated with an investment in a mortgage loan must take into account the nature of the collateral, the form and the level of credit enhancement, the vintage of the loan, the geography of the loan, the purpose of the loan (refinance versus purchase versus equity takeout), the borrower’s credit quality (e.g., FICO score), and whether the loan is a first trust deed or a second lien.

Counterparty Risk:    The Fund may be exposed to counterparty risk, the risk that an entity with which the Fund has unsettled or open transactions may not fulfill its obligations.

LIBOR Risk:    The London Interbank Offered Rate (“LIBOR”) historically has been and currently is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage related securities, interest rate swaps and other derivatives. For example, debt securities in which a Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. A Fund’s derivative investments may also reference LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the intention to phase out the use of LIBOR by the end of 2021. However, the ICE Benchmark Administration, in its capacity as administrator of USD LIBOR announced it would extend publication of 1-month, 3-month, and 6-month USD LIBOR by 19 months to June 2023. It is expected that market participants will transition to the use of different alternative reference or benchmark rates. However, although regulators have encouraged the development and adoption of alternative rates such as the Secured Overnight Financing Rate (“SOFR”), there is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement reference rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR. The expected discontinuation of

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 4 — Investment Objective, Investment Strategy, and Risk Considerations (Continued)

LIBOR could have a significant impact on the financial markets and may present a material risk for certain market participants, including investment companies such as the Fund. Abandonment of or modifications to LIBOR could lead to significant short- and long-term uncertainty and market instability. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests, and the financial markets generally.

Public Health Emergencies Risk and Impact of the Coronavirus (COVID-19):    Pandemics and other local, national, and international public health emergencies, including outbreaks of infectious diseases such as SARS, H1N1/09 Flu, the Avian Flu, Ebola and the current outbreak of the novel coronavirus (“COVID-19”), can result, and in the case of COVID-19 is resulting, in market volatility and disruption, and any similar future emergencies may materially and adversely impact economic production and activity in ways that cannot be predicted, all of which could result in substantial investment losses.

The COVID-19 outbreak has caused a worldwide public health emergency, straining healthcare resources and resulting in extensive and growing numbers of infections, hospitalizations and deaths. In an effort to contain COVID-19, local, regional, and national governments, as well as private businesses and other organizations, imposed and in some cases continue to impose severely restrictive measures, including instituting local and regional quarantines, restricting travel (including closing certain international borders), prohibiting public activity (including “stay-at-home,” “shelter-in-place,” and similar orders), and ordering the closure of a wide range of offices, businesses, schools, and other public venues. Consequently, COVID-19 has significantly diminished and disrupted global economic production and activity of all kinds and has contributed to both volatility and a severe decline in financial markets.

The ultimate impact of COVID-19 (and of the resulting precipitous decline and disruption in economic and commercial activity across many of the world’s economies) on global economic conditions, and on the operations, financial condition, and performance of any particular market, industry or business, is impossible to predict. However, ongoing and potential additional materially adverse effects, including further global, regional and local economic downturns (including recessions) of indeterminate duration and severity, are possible. It is difficult to assess what the longer-term impacts of an extended period of unprecedented economic dislocation and disruption will be on future economic developments, the health of certain markets, industries and businesses, and commercial and consumer behavior. The ongoing COVID-19 crisis and any other public health emergency that may arise in future could have a significant adverse impact on the Fund’s investments and result in significant investment losses.

Note 5 — Federal Income Taxes

It is the policy of the Fund to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

TCW Strategic Income Fund, Inc.

June 30, 2022

Note 5 — Federal Income Taxes (Continued)

At June 30, 2022, net unrealized appreciation (depreciation) for federal income tax purposes is comprised of the following components:

Unrealized appreciation	$12,742,805
Unrealized (depreciation)	(39,737,037)

Net unrealized (depreciation)	$(26,994,232)

Cost of Investments for Federal Income Tax Purposes	$302,222,299

The Fund did not have any unrecognized tax benefits at June 30, 2022, nor were there any increases or decreases in unrecognized tax benefits for the period then ended; and therefore no interest or penalties were accrued. The Fund is subject to examination by the U.S. Federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

The following table shows the character of distributed and undistributed amounts on a tax basis for the year ended December 31, 2021.

	Amount Distributed During the Year Ended	Undistributed Amount at Year End
	December 31, 2021	December 31, 2021
Ordinary Income	$13,914,618	$27,312
Capital Gain	3,604,285	—

	$17,518,903	$27,312

Note 6 — Investment Advisory and Service Fees

As compensation for the investment advisory services rendered, facilities provided, and expenses borne, the Advisor is paid a monthly fee by the Fund computed at the annual rate of 0.75% of the first $100 million of the Fund’s average managed assets and 0.50% of the Fund’s average managed assets in excess of $100 million.

Note 7 — Purchases and Sales of Securities

For the period ended June 30, 2022, purchases and sales or maturities of investment securities (excluding short-term investments) aggregated to $63,791,313 and $45,140,569, respectively, for non-U.S. Government securities, and aggregated to $160,158,293 and $158,359,441, respectively, for U.S. Government securities.

Note 8 — Directors’ Fees

Directors who are not affiliated with the Advisor received, as a group, fees and expenses of $59,246 from the Fund for the period ended June 30, 2022. Directors may elect to defer receipt of their fees in accordance with the terms of a Non-Qualified Deferred Compensation Plan. Deferred compensation is included within Accrued Directors’ Fees and Expenses in the Statement of Assets and Liabilities. Certain Officers and/or Directors of the Fund are also Officers and/or Directors of the Advisor but do not receive any compensation from the Fund.

Note 9 — Restricted Securities

The Fund is permitted to invest in securities that have legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered before being sold to the public (exemption rules apply). Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 9 — Restricted Securities (Continued)

Securities Act of 1933, as amended (the “Securities Act”). However, the Fund considers 144A securities to be restricted if those securities have been deemed illiquid. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. There were no restricted securities held by the Fund at June 30, 2022.

Note 10 — Loan Outstanding

The Fund is permitted to have borrowings for investment purposes. The Fund has entered into a line of credit agreement, renewed annually, with The Bank of New York Mellon (the “Bank”) which permits the Fund to borrow up to $70 million at a rate, per annum, equal to the Federal Funds Rate plus 1.00%. The Fund did not have any borrowings during the period ended June 30, 2022. The Fund pays the Bank a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount. The commitment fee incurred by the Fund is presented in the Interest Expense line in the Statement of Operations.

Note 11 — Indemnifications

Under the Fund’s organizational documents, its Officers and Directors may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. In addition, the Fund entered into an agreement with each of the Directors which provides that the Fund will indemnify and hold harmless each Director against any expenses actually and reasonably incurred by such Director in any proceeding arising out of or in connection with the Director’s services to the Fund, to the fullest extent permitted by the Fund’s Articles of Incorporation and By-Laws, the Maryland General Corporation Law, the Securities Act, and the 1940 Act, each as now or hereinafter in force. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote. The Fund has not accrued any liability in connection with such indemnification.

Note 12 — New Accounting Pronouncement

In January 2021, the Financial Accounting Standards Board issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR; regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are in effect for the Fund. There have been no impacts to date.

TCW Strategic Income Fund, Inc.

Financial Highlights (Unaudited)

	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017
Net Asset Value Per Share, Beginning of period	$5.69		$5.85	$5.73	$5.65	$5.91	$5.81

Income from Operations:
Net Investment Income (1)	0.13		0.32	0.29	0.33	0.30	0.27
Net Realized and Unrealized Gain (Loss) on Investments	(0.56)		(0.11)	0.11	0.14	(0.19)	0.14

Total from Investment Operations	(0.43)		0.21	0.40	0.47	0.11	0.41

Less Distributions:
Distributions from Net Investment Income	(0.11)		(0.25)	(0.28)	(0.35)	(0.34)	(0.28)
Distributions from Net Realized Gains	—		(0.12)	—	(0.04)	(0.03)	(0.03)

Total Distributions	(0.11)		(0.37)	(0.28)	(0.39)	(0.37)	(0.31)

Net Asset Value Per Share, End of period	$5.15		$5.69	$5.85	$5.73	$5.65	$5.91

Market Value Per Share, End of period	$4.83		$5.77	$5.69	$5.77	$5.27	$5.87

Net Asset Value Total Return (2)	(7.42	)%(3)	3.55%	7.25%	8.37%	1.86%	7.22%
Market Price Return (4)	(14.45	)%(3)	8.03%	3.75%	17.14%	(3.88)%	16.36%

Ratios/Supplemental Data:

Net Assets, End of period (in thousands)	$246,327		$271,573	$279,067	$273,293	$269,594	$282,034

Ratio of Expenses Before Interest Expense to Average Net Assets	0.92	% (5)	0.93%	0.93%	0.85%	0.81%	0.81%

Ratio of Interest Expense to Average Net Assets	0.02	% (5)	0.02%	0.04%	0.02%	0.02%	0.01%

Ratio of Total Expenses to Average Net Assets	0.94	% (5)	0.95%	0.97%	0.87%	0.83%	0.82%

Ratio of Net Investment Income to Average Net Assets	4.82	% (5)	5.38%	5.07%	5.62%	5.13%	4.47%

Portfolio Turnover Rate	75.52	% (3)	178.02%	72.59%	34.64%	31.16%	32.46%

Asset Coverage Ratio Per Share (6)	—		—	—	—	—	—

Total Debt Outstanding	—		—	—	—	—	—

(1)	Computed using average shares outstanding throughout the period.
(2)	Based on net asset value per share, adjusted for reinvestment of distributions. The Fund does not incur charges to investors for purchasing or selling shares.
(3)	For the six months ended June 30, 2022 and not indicative of a full year’s results.
(4)	Based on market price per share, adjusted for reinvestment of distributions. The Fund does not incur charges to investors for purchasing or selling shares.
(5)	Annualized.
(6)

The asset coverage ratio for a class of senior securities representing indebtedness is calculated as total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by one thousand to determine the asset coverage per share.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Supplemental Information

Proxy Voting Guidelines

The policies and procedures that the Fund uses to determine how to vote proxies are available without charge. The Board of the Fund has delegated the Fund’s proxy voting authority to the Advisor.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Advisor are available:

1.	By calling 1-877-829-4768 to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Fund receives a request for a description of the Advisor’s proxy voting guidelines, it will deliver the description that is disclosed in the Fund’s Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Advisor, on behalf of the Fund, prepares and files Form N-PX with the SEC not later than August 31 of each year, which must include the Fund’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available without charge:

1.	By calling 1-877-829-4768 to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Fund receives a request for the Fund’s proxy voting record, it will send the information disclosed in the Fund’s most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Fund also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form NPORT-P. Such filings occur no later than 60 days after the end of the Fund’s first and third quarters and are available on the SEC’s website at www.sec.gov.

Corporate Governance Listing Standards

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund submitted the Annual CEO Certification certifying compliance with NYSE’s Corporate Governance Listing Standards on October 19, 2021 as part of its Annual Written Affirmation. In accordance with Section 303A.12(c) of the New York Stock Exchange Listed Company Manual, the Fund submitted the Annual Written Affirmation on October 19, 2021 and an Interim Written Affirmation on February 22, 2021.

TCW Strategic Income Fund, Inc.

Dividend Reinvestment Plan

Shareholders who wish to add to their investment may do so by making an election to participate in the Dividend Reinvestment Plan (the “Plan”). Under the Plan, your dividend is used to purchase Fund shares on the open market whenever shares, including the related sales commission, are selling below the Fund’s net asset value per share. You will be charged a pro-rata portion of brokerage commissions on open-market purchases under the Plan. If the market price, including commission, of Fund shares is above the Fund’s net asset value per share, you will receive shares at a price equal to the higher of the Fund’s net asset value per share on the payment date or 95% of the closing market price of Fund shares on the payment date. Generally, for tax purposes, shareholders participating in the Plan will be treated as having received a distribution from the Fund in cash equal to the value of the shares purchased from them under the Plan.

To enroll in the Plan, if your shares are registered in your name, write to Computershare, P.O. Box #50500, Louisville, KY 40233, or call toll free at (866) 227-8179. If your shares are held by a brokerage firm, please call your broker. If you participate in the Plan through a broker, you may not be able to transfer your shares to another broker and continue to participate in the Plan if your new broker does not permit such participation. If you no longer want to participate in the Plan, please contact Computershare or your broker. You may elect to continue to hold shares previously purchased on your behalf or to sell your shares and receive the proceeds, net of any brokerage commissions. If you need additional information or assistance, please call our investor relations department at (877) 829-4768 or visit our website at www.tcw.com. As always, we would be pleased to accommodate your investment needs.

Distribution Policy

The Fund has a net investment income-based distribution policy. The policy is to pay quarterly distributions out of the Fund’s accumulated undistributed net investment income and/or other sources subject to the requirements of the 1940 Act and Sub-chapter M of the Code.

Distribution policies are a matter of Board discretion and may be modified or terminated at any time without prior notice. Any such change or termination may have an adverse effect on the market price for the Fund’s shares.

You should not draw any conclusions about the Fund’s investment performance from the amount of the quarterly distribution or from the terms of the Fund’s distribution policy.

TCW Strategic Income Fund, Inc.

865 South Figueroa Street, Suite 1800

Los Angeles, California 90017

800 386 3829

www.TCW.com

INVESTMENT ADVISOR

TCW Investment Management Company LLC

865 South Figueroa Street, Suite 1800

Los Angeles, California 90017

TRANSFER AGENT, DIVIDEND REINVESTMENT AND DISBURSEMENT AGENT AND REGISTRAR

Computershare

P.O. Box 50500

Louisville, KY 40233

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 West 5th Street

Los Angeles, California 90013

CUSTODIAN & ADMINISTRATOR

State Street Bank & Trust Company

One Lincoln Street

Boston, Massachusetts 02111

LEGAL COUNSEL

Paul Hastings LLP

101 California Street, 48th Floor

San Francisco, California 94111

DIRECTORS

Samuel P. Bell

Director

Patrick C. Haden

Director and Chairman

David B. Lippman

Director, President, and Chief Executive Officer

Peter McMillan

Director

Victoria B. Rogers

Director

Andrew Tarica

Director

OFFICERS

Meredith S. Jackson

Senior Vice President, General Counsel and Secretary

Richard M. Villa

Treasurer and Principal Financial and Accounting Officer

Gladys Xiques

Chief Compliance Officer

and Anti-Money Laundering Officer

Lisa Eisen

Tax Officer

Eric W. Chan

Assistant Treasurer

TSIart9445      6/30/22

(b)	Not applicable.

Item 2.	Code of Ethics.

Not required for this filing.

Item 3.	Audit Committee Financial Expert.

Not required for this filing.

Item 4.	Principal Accountant Fees and Services.

Not required for this filing.

Item 5.	Audit Committee of Listed Registrants.

Not required for this filing.

Item 6.	Investments.

(a)	The Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not required for this filing.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not required for this filing.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a)

The Chief Executive Officer and Principal Financial and Accounting Officer have concluded, as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, as of such date, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not required for this filing.
(a)(2)EX-99.CERT – The certifications required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.
(a)(3) Not applicable.
(a)(4) Not applicable.
(b) EX-99.906CERT – The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.
(c) Not required for this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TCW Strategic Income Fund, Inc.

By (Signature and Title)	/s/ David B. Lippman
David B. Lippman President and Chief Executive Officer

Date	August 26, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David B. Lippman
David B. Lippman
President and Chief Executive Officer

Date	August 26, 2022

By (Signature and Title)	/s/ Richard M. Villa
Richard M. Villa
Treasurer and Principal Financial and Accounting Officer

Date	August 26, 2022